                      SEVENTIETH SUPPLEMENTAL INDENTURE


                      Providing among other things for

                            FIRST MORTGAGE BONDS,

                  Senior Note Series A due February 1, 2008

                                ______________


                        Dated as of February 1, 1998

                                ______________



                          CONSUMERS ENERGY COMPANY


                                     TO


                          THE CHASE MANHATTAN BANK,

                                   Trustee





                                          Counterpart ______ of 100

        SEVENTIETH SUPPLEMENTAL INDENTURE, dated as of February 1, 1998 (herein sometimes referred to as "this Supplemental Indenture"), made and entered into by and between CONSUMERS ENERGY COMPANY, a corporation organized and existing under the laws of the State of Michigan, with its principal executive office and place of business at 212 West Michigan Avenue, in Jackson, Jackson County, Michigan 49201, formerly known as Consumers Power Company, (hereinafter sometimes referred to as the "Company"), and THE CHASE MANHATTAN BANK, a corporation organized and existing under the laws of the State of New York, with its corporate trust offices at 450 W. 33rd Street, in the Borough of Manhattan, The City of New York, New York 10001 (hereinafter sometimes referred to as the "Trustee"), as Trustee under the Indenture dated as of September 1, 1945 between Consumers Power Company, a Maine corporation (hereinafter sometimes referred to as the "Maine corporation"), and City Bank Farmers Trust Company (Citibank, N.A., successor, hereinafter sometimes referred to as the "Predecessor Trustee"), securing bonds issued and to be issued as provided therein (hereinafter sometimes referred to as the "Indenture"),

        WHEREAS at the close of business on January 30, 1959, City Bank Farmers Trust Company was converted into a national banking association under the title "First National City Trust Company"; and

        WHEREAS at the close of business on January 15, 1963, First National City Trust Company was merged into First National City Bank; and

        WHEREAS at the close of business on October 31, 1968, First National City Bank was merged into The City Bank of New York, National Association, the name of which was thereupon changed to First National City Bank; and

        WHEREAS effective March 1, 1976, the name of First National City Bank was changed to Citibank, N.A.; and

        WHEREAS effective July 16, 1984, Manufacturers Hanover Trust Company succeeded Citibank, N.A. as Trustee under the Indenture; and

        WHEREAS effective June 19, 1992, Chemical Bank succeeded by merger to Manufacturers Hanover Trust Company as Trustee under the Indenture; and

        WHEREAS effective July 15, 1996, The Chase Manhattan Bank
(National Association), merged with and into Chemical Bank which thereafter was renamed The Chase Manhattan Bank as Trustee under the Indenture; and

        WHEREAS the Indenture was executed and delivered for the purpose of securing such bonds as may from time to time be issued under and in accordance with the terms of the Indenture, the aggregate principal amount of bonds to be secured thereby being limited to $5,000,000,000 at any one time outstanding (except as provided in Section 2.01 of the Indenture), and the Indenture describes and sets forth the property conveyed thereby and is filed in the Office of the Secretary of State of the State of Michigan and is of record in the Office of the Register of Deeds of each county in the State of Michigan in which this Supplemental Indenture is to be recorded; and

        WHEREAS the Indenture has been supplemented and amended by various indentures supplemental thereto, each of which is filed in the Office of the Secretary of State of the State of Michigan and is of record in the Office of the Register of Deeds of each county in the State of Michigan in which this Supplemental Indenture is to be recorded; and

        WHEREAS the Company and the Maine corporation entered into an Agreement of Merger and Consolidation, dated as of February 14, 1968, which provided for the Maine corporation to merge into the Company; and

        WHEREAS the effective date of such Agreement of Merger and Consolidation was June 6, 1968, upon which date the Maine corporation was merged into the Company and the name of the Company was changed from "Consumers Power Company of Michigan" to "Consumers Power Company"; and

        WHEREAS the Company and the Predecessor Trustee entered into a Sixteenth Supplemental Indenture, dated as of June 4, 1968, which provided, among other things, for the assumption of the Indenture by the Company; and

        WHEREAS said Sixteenth Supplemental Indenture became effective on the effective date of such Agreement of Merger and Consolidation; and

        WHEREAS the Company has succeeded to and has been substituted for the Maine corporation under the Indenture with the same effect as if it had been named therein as the mortgagor corporation; and

        WHEREAS effective March 11, 1997, the name of Consumers Power Company was changed to Consumers Energy Company; and

        WHEREAS, the Company has entered into an Indenture dated as of February 1, 1998 ("Senior Note Indenture") with The Chase Manhattan Bank, as trustee ("Senior Note Trustee") providing for the issuance of notes thereunder, and pursuant to such Senior Note Indenture the Company has agreed to issue to the Senior Note Trustee, as security for the notes ("Senior Notes") to be issued thereunder, a new series of bonds under the Indenture at the time of authentication of each series of Senior Notes issued under such Senior Note Indenture; and

        WHEREAS, for such purposes the Company desires to issue a new series of bonds, to be designated First Mortgage Bonds, Senior Note Series A due February 1, 2008 each of which bonds shall also bear the descriptive title "First Mortgage Bond" (hereinafter provided for and hereinafter sometimes referred to as the "Senior Note Series A Bonds"), the bonds of which series are to be issued as registered bonds without coupons and are to bear interest at the rate per annum specified herein and are to mature February 1, 2008; and

        WHEREAS, the Senior Note Series A Bonds shall be issued to the Senior Note Trustee in connection with the issuance by the Company of its Senior Notes, 6 3/8% due 2008, Series A (the "Series A Notes"); and

        WHEREAS each of the registered bonds without coupons of the Senior Note Series A Bonds and the Trustee's Authentication Certificate thereon are to be substantially in the following forms, to wit:

         [FORM OF REGISTERED BOND OF THE SENIOR NOTE SERIES A BONDS]

                                   [FACE]

        NOTWITHSTANDING ANY PROVISIONS HEREOF OR IN THE INDENTURE, THIS BOND IS NOT ASSIGNABLE OR TRANSFERABLE EXCEPT AS PERMITTED OR REQUIRED BY
SECTION 4.04 OF THE INDENTURE, DATED AS OF FEBRUARY 1, 1998 BETWEEN CONSUMERS ENERGY COMPANY AND THE CHASE MANHATTAN BANK, AS TRUSTEE.

                          CONSUMERS ENERGY COMPANY

       FIRST MORTGAGE BOND, SENIOR NOTE SERIES A DUE FEBRUARY 1, 2008

No.                      $

        CONSUMERS ENERGY COMPANY, a Michigan corporation (hereinafter called the "Company"), for value received, hereby promises to pay to The Chase Manhattan Bank, as trustee under the Senior Note Indenture hereinafter referred to, or registered assigns, the principal sum of Two Hundred Fifty Million Dollars on February 1, 2008, and to pay to the registered holder hereof interest on said sum from the latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the date hereof, unless the date hereof be an interest payment date to which interest is being paid, in which case from the date hereof, or unless the date hereof is prior to August 1, 1998, in which case from February 1, 1998, (or if this bond is dated between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if the Company shall default in payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is August 1, 1998, from February 1, 1998), at the rate per annum of 6 3/8%, except that during the continuation of a Registration Default, as defined in the Registration Rights Agreement referred to below, the rate shall be 6 5/8% per annum, until the principal hereof shall have become due and payable, payable on each February 1 and August 1 in each year, commencing August 1, 1998.

        Under an Indenture dated as of February 1, 1998 (hereinafter sometimes referred to as the "Senior Note Indenture"), between Consumers Energy Company and The Chase Manhattan Bank, as trustee (hereinafter sometimes called the "Senior Note Trustee"), the Company will issue, concurrently with the issuance of this bond, an issue of notes under the Senior Note Indenture entitled Senior Notes, 6 3/8% due 2008, Series A (the "Series A Notes"). Pursuant to Article IV of the Senior Note Indenture, this bond is issued to the Senior Note Trustee to secure any and all obligations of the Company under the Series A Notes and any other series of senior notes from time to time outstanding under the Senior Note Indenture. Payment of principal of, or premium, if any, or interest on, the Series A Notes (and on any Exchange Notes (as such term is defined on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued (the "Supplemental Indenture") issued in exchange therefor) shall constitute payments on this bond as further provided herein and in the Supplemental Indenture.

        The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

        This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.

        IN WITNESS WHEREOF, Consumers Energy Company has caused this bond to be executed in its name by its Chairman of the Board, its President or one of its Vice Presidents by his signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his signature or a facsimile thereof.

                                          CONSUMERS ENERGY COMPANY,

Dated:                                    By      ________________________

                                          Its     ________________________


Attest:  _________________________
                 Secretary


               [FORM OF TRUSTEE'S AUTHENTICATION CERTIFICATE]

                    TRUSTEE'S AUTHENTICATION CERTIFICATE


        This is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

                                          THE CHASE MANHATTAN BANK, Trustee


                                          By      ________________________
                                                     Authorized Officer



                                  [REVERSE]

                          CONSUMERS ENERGY COMPANY

       FIRST MORTGAGE BOND, SENIOR NOTE SERIES A DUE FEBRUARY 1, 2008


        The interest payable on any February 1 and August 1 will, subject to certain exceptions provided in the Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be January 15 or July 15, as the case may be, next preceding such interest payment date, or, if such January 15 or July 15 shall be a legal holiday or a day on which banking institutions in the City of New York, New York or the City of Detroit, Michigan are authorized by law to close, the next succeeding day which shall not be a legal holiday or a day on which such institutions are so authorized to close. The principal of and the premium, if any, and the interest on this bond shall be payable at the office or agency of the Company in the City of Jackson, Michigan designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

        Upon any payment of the principal of, premium, if any, and interest on, all or any portion of the Series A Notes (or Exchange Notes (as defined below) issued in exchange therefor), whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Section 5.01(a) of the Senior Note Indenture, Senior Note Series A Bonds in a principal amount equal to the principal amount of such Series A Notes (or Exchange Notes) and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium, if any, and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal (and premium, if any) such bonds of said series shall be surrendered to the Company for cancellation as provided in Section 4.08 of the Senior Note Indenture. The Trustee may at anytime and all times conclusively assume that the obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on the Senior Note Series A Bonds, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the Senior Note Trustee signed by one of its officers stating (i) that timely payment of, or premium or interest on, the Series A Notes has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the Senior Note Trustee pursuant to the Senior Note Indenture, and (iii) the amount of the arrearage.

        For purposes of Section 4.09 of the Senior Note Indenture, this bond shall be deemed to be the "related series of Senior Note First Mortgage Bonds" in respect of (i) the Series A Notes, and (ii) any Exchange Notes.

        This bond is one of the bonds issued and to be issued from time to time under and in accordance with and all secured by an Indenture dated as of September 1, 1945, given by the Company (or its predecessor, Consumers Power Company, a Maine corporation) to City Bank Farmers Trust Company (The Chase Manhattan Bank, successor) (hereinafter sometimes referred to as the "Trustee"), and indentures supplemental thereto, heretofore or hereafter executed, to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the "Indenture") reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest and in other respects as provided in the Indenture.

        The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company's interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof, or (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the percentage of the principal amount of the bonds the holders of which are required to approve any such supplemental indenture.

        The Company reserves the right, without any consent, vote or other action by holders of bonds of this series or any other series created after the Sixty-eighth Supplemental Indenture to amend the Indenture to reduce the percentage of the principal amount of bonds the holders of which are required to approve any supplemental indenture (other than any supplemental indenture which is subject to the proviso contained in the immediately preceding sentence) (a) from not less than seventy-five per centum (including sixty per centum of each series affected) to not less than a majority in principal amount of the bonds at the time outstanding or (b) in case fewer than all series are affected, not less than a majority in principal amount of the bonds of all affected series, voting together.

        This bond is not redeemable except on the respective dates, in the respective principal amounts and for the respective redemption prices which correspond to the redemption dates for, the principal amounts to be redeemed of, and the redemption prices for, the Series A Notes (and any senior notes issued in exchange therefor pursuant to the Registration Rights Agreement, dated February 13, 1998, between the Company and Morgan Stanley & Co. Incorporated, Salomon Brothers Inc., BancAmerica Robertson Stephens and Goldman, Sachs & Co. (the "Exchange Notes")), and except upon written demand of the Senior Note Trustee following the occurrence of an Event of Default under the Senior Note Indenture and the acceleration of the senior notes, as provided in Section 8.01 of the Senior Note Indenture. This bond is not redeemable by the operation of the improvement fund or the maintenance and replacement provisions of the Indenture or with the proceeds of released property.

        This bond shall not be assignable or transferable except as permitted or required by Section 4.04 of the Senior Note Indenture. Any such transfer shall be effected at the Investor Services Department of the Company, as transfer agent (hereinafter referred to as "corporate trust office"). This bond shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such bonds at said corporate trust office of the transfer agent. However, notwithstanding the provisions of
Section 2.05 of the Indenture, no charge shall be made upon any registration of transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

        As provided in Section 4.11 of the Senior Note Indenture, from and after the Release Date (as defined in the Senior Note Indenture), the obligations of the Company with respect to this bond shall be deemed to be satisfied and discharged, this bond shall cease to secure in any manner any senior notes outstanding under the Senior Note Indenture, and, pursuant to Section 4.08 of the Senior Note Indenture, the Senior Note Trustee shall forthwith deliver this bond to the Company for cancellation.

        In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture.

        No recourse shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

                            ____________________


        AND WHEREAS all acts and things necessary to make the bonds of the Senior Note Series A Bonds, when duly executed by the Company and authenticated by the Trustee or its agent and issued as prescribed in the Indenture, as heretofore supplemented and amended, and this Supplemental Indenture provided, the valid, binding and legal obligations of the Company, and to constitute the Indenture, as supplemented and amended as aforesaid, as well as by this Supplemental Indenture, a valid, binding and legal instrument for the security thereof, have been done and performed, and the creation, execution and delivery of this Supplemental Indenture and the creation, execution and issuance of bonds subject to the terms hereof and of the Indenture, as so supplemented and amended, have in all respects been duly authorized;

        NOW, THEREFORE, in consideration of the premises, of the acceptance and purchase by the holders thereof of the bonds issued and to be issued under the Indenture, as supplemented and amended as above set forth, and of the sum of One Dollar duly paid by the Trustee to the Company, and of other good and valuable considerations, the receipt whereof is hereby acknowledged, and for the purpose of securing the due and punctual payment of the principal of and premium, if any, and interest on all bonds now outstanding under the Indenture and the $250,000,000 principal amount of Senior Note Series A Bonds proposed to be issued initially and all other bonds which shall be issued under the Indenture, as supplemented and amended from time to time, and for the purpose of securing the faithful performance and observance of all covenants and conditions therein, and in any indenture supplemental thereto, set forth, the Company has given, granted, bargained, sold, released, transferred, assigned, hypothecated, pledged, mortgaged, confirmed, set over, warranted, alienated and conveyed and by these presents does give, grant, bargain, sell, release, transfer, assign, hypothecate, pledge, mortgage, confirm, set over, warrant, alien and convey unto The Chase Manhattan Bank, as Trustee, as provided in the Indenture, and its successor or successors in the trust thereby and hereby created and to its or their assigns forever, all the right, title and interest of the Company in and to all the property, described in Section 13 hereof, together (subject to the provisions of Article X of the Indenture) with the tolls, rents, revenues, issues, earnings, income, products and profits thereof, excepting, however, the property, interests and rights specifically excepted from the lien of the Indenture as set forth in the Indenture.

        TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the premises, property, franchises and rights, or any thereof, referred to in the foregoing granting clause, with the reversion and reversions, remainder and remainders and (subject to the provisions of Article X of the Indenture) the tolls, rents, revenues, issues, earnings, income, products and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid premises, property, franchises and rights and every part and parcel thereof.

        SUBJECT, HOWEVER, with respect to such premises, property, franchises and rights, to excepted encumbrances as said term is defined in
Section 1.02 of the Indenture, and subject also to all defects and limitations of title and to all encumbrances existing at the time of acquisition.

        TO HAVE AND TO HOLD all said premises, property, franchises and rights hereby conveyed, assigned, pledged or mortgaged, or intended so to be, unto the Trustee, its successor or successors in trust and their assigns forever;

        BUT IN TRUST, NEVERTHELESS, with power of sale for the equal and proportionate benefit and security of the holders of all bonds now or hereafter authenticated and delivered under and secured by the Indenture and interest coupons appurtenant thereto, pursuant to the provisions of the Indenture and of any supplemental indenture, and for the enforcement of the payment of said bonds and coupons when payable and the performance of and compliance with the covenants and conditions of the Indenture and of any supplemental indenture, without any preference, distinction or priority as to lien or otherwise of any bond or bonds over others by reason of the difference in time of the actual authentication, delivery, issue, sale or negotiation thereof or for any other reason whatsoever, except as otherwise expressly provided in the Indenture; and so that each and every bond now or hereafter authenticated and delivered thereunder shall have the same lien, and so that the principal of and premium, if any, and interest on every such bond shall, subject to the terms thereof, be equally and proportionately secured, as if it had been made, executed, authenticated, delivered, sold and negotiated simultaneously with the execution and delivery thereof.

        AND IT IS EXPRESSLY DECLARED by the Company that all bonds authenticated and delivered under and secured by the Indenture, as supplemented and amended as above set forth, are to be issued, authenticated and delivered, and all said premises, property, franchises and rights hereby and by the Indenture and indentures supplemental thereto conveyed, assigned, pledged or mortgaged, or intended so to be, are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes expressed in the Indenture, as supplemented and amended as above set forth, and the parties hereto mutually agree as follows:

        SECTION 1. There is hereby created one series of bonds (the "Senior Note Series A Bonds") designated as hereinabove provided, which shall also bear the descriptive title "First Mortgage Bond", and the form thereof shall be substantially as hereinbefore set forth. Senior Note Series A Bonds shall be issued in the aggregate principal amount of $250,000,000, shall mature on February 1, 2008 and shall be issued only as registered bonds without coupons in denominations of $1,000 and any multiple thereof. The serial numbers of bonds of the Senior Note Series A Bonds shall be such as may be approved by any officer of the Company, the execution thereof by any such officer either manually or by facsimile signature to be conclusive evidence of such approval. Senior Note
Series A Bonds shall bear interest at a rate of 6 3/8% per annum, except that during the continuation of a Registration Default, as defined in the Registration Rights Agreement dated February 13, 1998, between the Company and Morgan Stanley & Co. Incorporated, Salomon Brothers Inc., BancAmerica Robertson Stephens and Goldman, Sachs & Co. shall bear interest at a rate of 6 5/8% per annum until the principal thereof shall have become due and payable, payable semi-annually on February 1 and August 1 in each year commencing August 1, 1998. The principal of and the premium, if any, and the interest on said bonds shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, at the office or agency of the Company in the City of Jackson, Michigan designated for that purpose.

        Upon any payment of the principal of, premium, if any, and interest on, all or any portion of the Series A Notes (or Exchange Notes (as defined below) issued in exchange therefor), whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Section 5.01(a) of the Senior Note Indenture, Senior Note Series A Bonds in a principal amount equal to the principal amount of such Series A Notes (or Exchange Notes) and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium, if any, and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal (and premium, if any) such bonds of said series shall be surrendered to the Company for cancellation as provided in Section 4.08 of the Senior Note Indenture. The Trustee may at anytime and all times conclusively assume that the obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on the Senior Note Series A Bonds, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the Senior Note Trustee signed by one of its officers stating (i) that timely payment of, or premium or interest on, the Series A Notes has not been so made, (ii) that the Company is in arrears as to the payments required to be made by it to the Senior Note Trustee pursuant to the Senior Note Indenture, and (iii) the amount of the arrearage.

        Each Senior Note Series A Bond is to be issued to and registered in the name of The Chase Manhattan Bank, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Senior Note Trustee") under the Indenture, dated as of February 1, 1998 (hereinafter sometimes referred to as the "Senior Note Indenture") between Consumers Energy Company and the Senior Note Trustee, to secure any and all obligations of the Company under the Series A Notes and any other series of senior notes from time to time outstanding under the Senior Note Indenture.

        The Senior Note Series A Bonds shall not be assignable or transferable except as permitted or required by Section 4.04 of the Senior
Note Indenture. Any such transfer shall be effected at the Investor Services Department of the Company, as transfer agent (hereinafter referred to as "corporate trust office"). The Senior Note Series A Bonds shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such bonds at said corporate trust office of the transfer agent. However, notwithstanding the provisions of Section 2.05 of the Indenture, no charge shall be made upon any registration of transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

        SECTION 2. Senior Note Series A Bonds shall not be redeemable except on the respective dates, in the respective principal amounts and for the respective redemption prices which correspond to the redemption dates for, the principal amounts to be redeemed of, and the redemption prices for, the Series A Notes (and any Exchange Notes (as defined in the form of Senior Note Series A Bonds hereinabove set forth)) and except as set forth in Section 3 hereof.

        In the event the Company redeems any Series A Notes (or Exchange Notes) prior to maturity in accordance with the provisions of the Senior
Note Indenture, the Senior Note Trustee shall on the same date deliver to the Company the Senior Note Series A Bonds in principal amounts corresponding to the Series A Notes (or Exchange Notes) so redeemed, as provided in Section 4.08 of the Senior Note Indenture. The Company agrees to give the Senior Note Trustee notice of any such redemption of the Series A Notes (or Exchange Notes) on or before the date fixed for any such redemption.

        Senior Notes Series A Bonds are not redeemable by the operation of the improvement fund or the maintenance and replacement provisions of this Indenture or with the proceeds of released property.

        SECTION 3. Upon the occurrence of an Event of Default under the Senior Note Indenture and the acceleration of the Series A Notes (or Exchange Notes), the Senior Note Series A Bonds shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter called a "Redemption Demand") from the Senior Note Trustee stating that there has occurred under the Senior Note Indenture both an Event of Default and a declaration of acceleration of payment of principal, accrued interest and premium, if any, on the Series A Notes (or Exchange Notes), specifying the last date to which interest on such notes has been paid (such date being hereinafter referred to as the "Initial Interest Accrual Date") and demanding redemption of Senior Note Series A Bonds. The Company waives any right it may have to prior notice of such redemption under the Indenture. Upon surrender of the Senior Note Series A Bonds by the Senior Note Trustee to the Trustee, the Senior Note Series A Bonds shall be redeemed at a redemption price equal to the principal amount thereof plus accrued interest thereon from the Initial Interest Accrual Date to the date of the Redemption Demand; provided, however, that in the event of a recision of acceleration of senior notes pursuant to the last paragraph of
Section 8.01(a) of the Senior Note Indenture, then any Redemption Demand shall thereby be deemed to be rescinded by the Senior Note Trustee; but no such recision or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

        SECTION 4. For purposes of Section 4.09 of the Senior Note Indenture, this bond shall be deemed to be the "related series of Senior Note First Mortgage Bonds" in respect of (i) the Series A Notes, and
(ii) any Exchange Notes.

        SECTION 5. As provided in Section 4.11 of the Senior Note Indenture, from and after the Release Date (as defined in the Senior Note Indenture), the obligations of the Company with respect to the Senior Note Series A Bonds (the "Bonds") shall be deemed to be satisfied and discharged, the Bonds shall cease to secure in any manner any senior notes outstanding under the Senior Note Indenture, and, pursuant to Section 4.08 of the Senior Note Indenture, the Senior Note Trustee shall forthwith deliver the Bonds to the Company for cancellation.

        SECTION 6. The Company reserves the right, without any consent, vote or other action by the holder of the Senior Note Series A Bonds or the holders of any Series A Notes or any Exchange Notes, or of any subsequent series of bonds issued under the Indenture, to make such amendments to the Indenture, as supplemented, as shall be necessary in order to amend Section 17.02 to read as follows:

                 SECTION 17.02. With the consent of the holders of not less than a majority in principal amount of the bonds at the time outstanding or their attorneys-in-fact duly authorized, or, if fewer than all series are affected, not less than a majority in principal amount of the bonds at the time outstanding of each series the rights of the holders of which are affected, voting together, the Company, when authorized by a resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or modifying the rights and obligations of the Company and the rights of the holders of any of the bonds and coupons; provided, however, that no such supplemental indenture shall
        (1) extend the maturity of any of the bonds or reduce the rate or extend the time of payment of interest thereon, or reduce the amount of the principal thereof, or reduce any premium payable on the redemption thereof, without the consent of the holder of each bond so affected, or (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of this Indenture, without the consent of the holders of all the bonds then outstanding, or (3) reduce the aforesaid percentage of the principal amount of bonds the holders of which are required to approve any such supplemental indenture, without the consent of the holders of all the bonds then outstanding. For the purposes of this Section, bonds shall be deemed to be affected by a supplemental indenture if such supplemental indenture adversely affects or diminishes the rights of holders thereof against the Company or against its property. The Trustee may in its discretion determine whether or not, in accordance with the foregoing, bonds of any particular series would be affected by any supplemental indenture and any such determination shall be conclusive upon the holders of bonds of such series and all other series. Subject to the provisions of Sections 16.02 and 16.03 hereof, the Trustee shall not be liable for any determination made in good faith in connection herewith.

                 Upon the written request of the Company, accompanied by a resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of bondholders as aforesaid (the instrument or instruments evidencing such consent to be dated within one year of such request), the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture.

                 It shall not be necessary for the consent of the bondholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                 The Company and the Trustee, if they so elect, and either before or after such consent has been obtained, may require the holder of any bond consenting to the execution of any such supplemental indenture to submit his bond to the Trustee or to ask such bank, banker or trust company as may be designated by the Trustee for the purpose, for the notation thereon of the fact that the holder of such bond has consented to the execution of such supplemental indenture, and in such case such notation, in form satisfactory to the Trustee, shall be made upon all bonds so submitted, and such bonds bearing such notation shall forthwith be returned to the persons entitled thereto.

                 Prior to the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company shall publish a notice, setting forth in general terms the substance of such supplemental indenture, at least once in one daily newspaper of general circulation in each city in which the principal of any of the bonds shall be payable, or, if all bonds outstanding shall be registered bonds without coupons or coupon bonds registered as to principal, such notice shall be sufficiently given if mailed, first class, postage prepaid, and registered if the Company so elects, to each registered holder of bonds at the last address of such holder appearing on the registry books, such publication or mailing, as the case may be, to be made not less than thirty days prior to such execution. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

        SECTION 7. As supplemented and amended as above set forth, the Indenture is in all respects ratified and confirmed, and the Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

        SECTION 8. Nothing contained in this Supplemental Indenture shall, or shall be construed to, confer upon any person other than a holder of bonds issued under the Indenture, as supplemented and amended as above set forth, the Company, the Trustee and the Senior Note Trustee, for the benefit of the holder or holders of the Series A Notes and Exchange Notes, any right or interest to avail himself of any benefit under any provision of the Indenture, as so supplemented and amended.

        SECTION 9. The Trustee assumes no responsibility for or in respect of the validity or sufficiency of this Supplemental Indenture or of the Indenture as hereby supplemented or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein (other than those contained in the sixth and seventh recitals hereof), all of which recitals and statements are made solely by the Company.

        SECTION 10. This Supplemental Indenture may be simultaneously executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

        SECTION 11. In the event the date of any notice required or permitted hereunder or the date of maturity of interest on or principal of the Senior Note Series A Bonds or the date fixed for redemption or repayment of the Senior Note Series A Bonds shall not be a Business Day, then (notwithstanding any other provision of the Indenture or of any supplemental indenture thereto) such notice or such payment of such interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for such notice or as if made on the date of maturity or the date fixed for redemption or repayment, and no interest shall accrue for the period from and after such date. "Business Day" means, with respect to this Section 11, a day of the year on which banks are not required or authorized to close in New York City or Detroit, Michigan.

        SECTION 12. This Supplemental Indenture and the Senior Note Series A Bonds shall be governed by and deemed to be a contract under, and construed in accordance with, the laws of the State of Michigan, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise be required by mandatory provisions of law.

        SECTION 13.  Detailed Description of Property Mortgaged:

                                     I.

                     ELECTRIC GENERATING PLANTS AND DAMS

        All the electric generating plants and stations of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including all powerhouses, buildings, reservoirs, dams, pipelines, flumes, structures and works and the land on which the same are situated and all water rights and all other lands and easements, rights of way, permits, privileges, towers, poles, wires, machinery, equipment, appliances, appurtenances and supplies and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such plants and stations or any of them, or adjacent thereto.

        Ownership interest of the Company in addition to the Ludington Pumped Storage Plant, located in:

        Sections 10, 14 and 15, Township 17 North, Range 18 West, Summit Township and Section 3, Township 17 North, Range 18 West,
        Pere Marquette Township and Sections 24 and 34, Township 18 North, Range 18 West, Pere Marquette Township, all in Mason County, Michigan.

        Ownership interest of the Company in addition to the Campbell Plant Site located in:

        Sections 10, 11 and 15, Township 6 North, Range 16 West,
        Port Sheldon Township, Ottawa County, Michigan.


                                     II.

                         ELECTRIC TRANSMISSION LINES

        All the electric transmission lines of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including towers, poles, pole lines, wires, switches, switch racks, switchboards, insulators and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such transmission lines or any of them or adjacent thereto; together with all real property, rights of way, easements, permits, privileges, franchises and rights for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways, within as well as without the corporate limits of any municipal corporation, including lines in the State of Michigan connecting the points indicated as follows:


(a)  Transmission Lines:

      A complete transmission line commencing at the Fort Custer
Substation in the Northwest 1/4 of Section 32 and running Southwesterly to the existing Lafayette Substation in the Southeast 1/4 of the Southwest 1/4 of Section 34, all in Township 1 North, Range 8 West, Bedford
Township, Calhoun County, Michigan, a distance of 2.4 miles.   138,000 kV

     A complete transmission line commencing at Eaton Rapids Municipal Substation in the East 1/2 of the Northwest 1/4 of Section 34, Township 2 North, Range 3 West, Eaton Rapids Township, Eaton County, Michigan, and running Southerly and Easterly to a point on the existing Broughwell-Kipp Road transmission line in the Northwest 1/4 of the Northwest 1/4 of
Section 6, Township 1 North, Range 1 West, Leslie Township, Ingham County,
Michigan, a distance of 9.6 miles.                             138,000 kV

     A complete transmission line commencing at Pavilion Substation in the North 1/2 of the Northwest 1/4 of Section 6, Town 3 South, Range 10 West, Pavilion Township, Kalamazoo County, running North and East to a point on the existing Cork Street-Upjohn transmission line in the Southeast 1/4 of the Southeast 1/4 of Section 32, Township 2 South, Range 10 West, Comstock Township, Kalamazoo County, Michigan, a distance of 1.68 miles. 138,000 kV

     A complete transmission line commencing at Stonegate Substation in the Southwest 1/4 of Section 16, Township 6 North, Range 12 West, City of Grandville, Kent County, Michigan, and running Southerly to a point on the existing Campbell-Buck Creek transmission line in the Southwest 1/4 of the Southwest 1/4 of Section 5, Township 5 North, Range 12 West, Bryon
Township, Kent County, Michigan, a distance of 5.2 miles.      138,000 kV

     A complete transmission line commencing at the Lacks Substation in the South 1/2 of the Southwest 1/4 of Section 25 and running generally Southerly to a point on the existing Kendrick to East Paris-Plaster Creek transmission line in the South 1/2 of the Southwest 1/4 of Section 25, all in Township 6 North, Range 11 West, City of Kentwood, Kent County,
Michigan, a distance of .18 of a mile.                         138,000 kV

     A complete transmission line commencing at Diesel Tech Substation located in the Northeast 1/4, Section 25 and running Southeasterly to a point on the existing Kendrick-Campbell-Spaulding transmission line in the Northeast 1/4 of Section 36, all in Township 6 North, Range 11 West, City of Kentwood, Kent County, Michigan, a distance of .72 of a mile. 138,000 kV

     A complete transmission line commencing at the Gaines Substation in the Northwest 1/4 of the Southeast 1/4 of Section 13, Township 5 North, Range 11 West, Gaines Township, and running Northerly and Easterly to the East Paris (Customer) Substation in the Northeast 1/4 of the Southwest 1/4 of Section 36, Township 6 North, Range 11 West, Paris Township, all in Kent County, Michigan, a distance of 3.7 miles.
                                                               138,000 kV

     A complete transmission line commencing at the Plaster Creek Substation in the Southwest 1/4 of the Southeast 1/4 of Section 26, and running Southwesterly to a point on the Gaines-East Paris transmission line in the North 1/2 of the Southwest 1/4 of Section 36, all in Township 6 North, Range 11 West, Paris Township, Kent County, Michigan, a distance
of 1.8 miles.                                                  138,000 kV

     A complete transmission line commencing at Chaffee Substation in the Northeast 1/4 of Section 19, City of Wyoming and running Southerly and Easterly to a point on the existing Beals Road-Broadmoor transmission line in the Southwest 1/4 of the Southwest 1/4 of Section 29, City of Kentwood, all in Township 6 North, Range 11 West, Kent County, Michigan, a distance
of 1.5 miles.                                                  138,000 kV

     A complete transmission line commencing at Beecher Substation in the Southwest 1/4 of the Southeast 1/4 of Section 1 and running Westerly to the Solvay Substation in the Northwest 1/4 of the Northeast 1/4 of Section 9, all in Township 7 South, Range 3 East, Madison Township, Lenawee
County, Michigan, a distance of 3.5 miles.                     138,000 kV

     A complete transmission line commencing at the Pere Marquette Substation in the Northeast 1/4 of Section 20 and running Northerly and Westerly to the existing Amber Substation in the Southeast 1/4 of Section 18, all in Township 18 North, Range 17 West, Amber Township, Mason County,
Michigan, a distance of 1.4 miles.                             138,000 kV

     A complete transmission line commencing at the Michigan Power Substation in the Southeast 1/4 of Section 23 and running Easterly and Northerly to the existing Pere Marquette Substation in the Northeast 1/4 of Section 20, all in Township 18 North, Range 17 West, Amber Township,
Mason County, Michigan, a distance of 3.5 miles.               138,000 kV

     A complete transmission line commencing at the Lorin Substation in the Northwest 1/4 of the Northeast 1/4 of Section 33 and running Westerly and Southerly to a point on the existing B. C. Cobb-Muskegon Heights #2 line in the Southeast 1/4 of the Northwest 1/4 of Section 33, all in Township 10 North, Range 16 West, Muskegon Township, Muskegon County, Michigan, a distance of 0.5 mile.
                                                               138,000 kV

     A complete transmission line commencing at the Northern Fibre Substation in the Northeast 1/4 of the Northwest 1/4 of Section 32 and running Easterly to a point on the existing Campbell to Black River line in Section 34, all in Township 6 North, Range 15 West, Olive Township,
Ottawa County, Michigan, a distance of 2.25 miles.             138,000 KV

     A complete transmission line commencing at the Manlius Substation in the Southeast 1/4 of the Southwest 1/4 of Section 10 and running Westerly and Southerly to a point on the existing Beals Road to Scott Lake line in the Northeast 1/4 of the Northwest 1/4 of Section 15, all in Township 3 North, Range 15 West, Manlius Township, Allegan County, Michigan, a
distance of .15 of a mile.                                     46,000 kV

     A complete transmission line commencing at the Williams Substation in the Southwest 1/4 of the Northwest 1/4 of Section 34, Township 2 North, Range 13 West, Allegan Township, and running generally Southerly and Westerly to a point on the existing Scott Lake-Williams to Merson line in the East 1/2 of the Southeast 1/4 of Section 8, Township 1 North, Range 13 West, Trowbridge Township, all in Allegan County, Michigan, a distance of
4 miles.                                                       46,000 kV

     A complete transmission line commencing at Antrim Substation and running Northwesterly to a point on the existing Elk Rapids transmission line, all in the Northeast 1/4 of the Northwest 1/4 of Section 21, Township 29 North, Range 9 West, Elk Rapids Township, Antrim County,
Michigan, a distance of .15 of a mile.                         46,000 kV

     A complete transmission line commencing at Caine Substation and running Northerly to a point on the existing Kellogg-Post Cereal transmission line, all in the Southwest 1/4 of the Northeast 1/4 of
Section 8, Township 2 South, Range 7 West, Emmett Township, Calhoun
County, Michigan, a distance of .12 of a mile.                 46,000 kV

     A complete transmission line commencing at Cellasto (Customer) Substation in the Southwest 1/4 of the Northeast 1/4 of Section 26 and running West and South to a point on the existing Verona-Marshall to EYT transmission line in the Northeast 1/4 of the Southwest 1/4 of Section 26, all in Township 2 South, Range 6 West, City of Marshall, Calhoun County,
Michigan, a distance of .15 of a mile.                         46,000 kV

     A complete transmission line commencing at the Cheney Limestone (Customer) Substation and running Northwesterly to a point in the existing Veronna-Bellevue transmission line, all in the Northeast 1/4 of Section 30, Township 1 North, Range 6 West, Bellevue Township, Eaton County,
Michigan, a distance of .4 miles.                              46,000 kV

     A complete transmission line commencing at Bay Harbor Substation in the East 1/2 of the Northwest 1/4 of Section 10, running Northeasterly and Southeasterly to a point on the existing Penn Dixie Spur in the Southeast 1/4 of the Northeast 1/4 of Section 10, all in Township 34 North, Range 6 West, Resort Township, Emmet County, Michigan, a distance of .4 of a mile. 46,000 kV

     A complete transmission line commencing at Beers Road Substation in the Southwest 1/4 of the Southeast 1/4 of Section 13, Township 6 North, Range 5 East, Gaines Township, Genesee County, Michigan, and running Northerly to a point on the existing Dort-Flint-Hemphill transmission line in the Southwest 1/4 of the Northwest 1/4 of Section 6, Township 6 North, Range 6 East, Mundy Township, Genesee County, Michigan, a distance of 3.4
miles.                                                         46,000 kV

     A complete transmission line commencing at the Beveridge Substation in the Northwest 1/4 of the Southeast 1/4 of Section 21, running Southerly and Easterly to a point on the existing Beveridge-Van Slyke transmission line located in the Southwest 1/4 of the Northeast 1/4 of Section 27, all in Township 7 North, Range 6 East, Flint Township, Genesee County,
Michigan, a distance of 1.9 miles.                             46,000 kV

     A complete transmission line commencing at the Leslie Industrial Substation in the Southwest 1/4 of the Northwest 1/4 of Section 27 and running generally Westerly and Southerly to a point on the existing Mason-Blackstone line in the Southwest 1/4 of Section 28, all in Township 1 North, Range 1 West, Leslie Township, Ingham County, Michigan, a distance
of 1.3 miles.                                                  46,000 kV

     A complete transmission line commencing at Certainteed Substation and running Westerly and Southerly to a point on the existing Lefere Spur transmission line, all in the Southwest 1/4 of the Northeast 1/4 of
Section 2, Township 3 South, Range 1 West, City of Jackson, Jackson
County, Michigan, a distance of .25 of a mile.                 46,000 kV

     A complete transmission line commencing at Tru-Turn Substation in the Northeast 14 of the Southeast 1/4 of Section 36, Township 4 South, Range 4 West, Homer Township, Calhoun County, and running Easterly to a point on the existing Concord to Rice Creek-Parma line in the North 1/2 of the Southwest 1/4 of Section 27, Township 3 South, Range 3 West, Concord
Township, Jackson County, Michigan, a distance of 4 miles.     46,000 kV

     A complete transmission line commencing at Kalamazoo Metal Substation in the Northeast 1/4 of the Northwest 1/4 of Section 23, running Northwesterly and Southwesterly to a pont on the existing Parkway Spur transmission line in the Northeast 1/4 of the Northeast 1/4 of Section 22, all in Township 2 South, Range 11 West, Kalamazoo Township, Kalamazoo County, Michigan, a distance of .6 of a mile.
                                                               46,000 kV

     A complete transmission line commencing at McClain Substation and running Easterly and Northerly to a point on the existing Morrow-Phillips transmission line, all in the Southeast 1/4 of Section 30, Township 2 South, Range 10 West, Comstock Township, Kalamazoo County, Michigan, a distance of .5 of a mile.
                                                               46,000 kV

     A complete transmission line commencing at Clay Substation and running Northerly to a point on the existing Beals Road-Scott Lake transmission line, all in the Southeast 1/4 of the Southwest 1/4 of
Section 25, Township 6 North, Range 12 West, Wyoming Township, Kent
County, Michigan, a distance of .62 of a mile.                 46,000 kV

     A complete transmission line commencing at Lee Street Substation and running Southeasterly to a point on the existing Beals Road-Wealthy transmission line, all in the Northeast 1/4 of the Southeast 1/4 of
Section 2, Township 6 North, Range 12 West, Wyoming Township, Kent County,
Michigan, a distance of .3 of a mile.                          46,000 kV

     A complete transmission line commencing at Seneca Substation in the Southwest 1/4 of the Northeast 1/4 of Section 7, Township 8 South, Range 2 East, Seneca Township, Lenawee County, Michigan, and running Westerly to a point on the existing Morenci Spur transmission line in the Southeast 1/4 of the Northeast 1/4 of Section 12, Township 8 South, Range 1 East, Medina Township, Lenawee County, Michigan, a distance of .6 of a mile. 46,000 kV

     A complete transmission line commencing at Klar Customer Substation and running Southerly and Easterly to a point on the existing Amber-Washington transmission line, all in the Northeast 1/4 of the Southeast 1/4 of Section 23, Township 18 North, Range 18 West, Pere Marquette
Township, Mason County, Michigan, a distance of .2 of mile.    46,000 kV

     A complete transmission line commencing at the Mona Lake Spur in the Southeast 1/4 of the Northwest 1/4 of Section 16, Township 9 North, Range 16 West, Fruitport Township, and running generally Northwesterly to a point on the existing Muskegon Heights-Maple Grove line in the South 1/2 of Section 31, Township 10 North, Range 16 West, City of Muskegon Heights,
all in Muskegon County, Michigan, a distance of 3.5 miles.     46,000 kV

     A complete transmission line commencing at a point on the Mona View Spur and running West to a point on the Norton Spur, all in the North 1/2 of Section 21, Township 9 North, Range 16 West, Fruitport Township,
Muskegon County, a distance of .2 miles.                       46,000 kV

     A complete transmission line commencing at the Ottawa Generating Substation in the Southwest 1/4 of the Southeast 1/4 of Section 27 and running Easterly and Northerly to a point on the existing Rochester Products-Four Mile line in the North 1/2 of Section 26, all in Township 8 North, Range 14 West, Polkton Township, Ottawa County, Michigan, a
distance of 2.5 miles.                                         46,000 kV

     A complete transmission line commencing at the Landwer Substation in the Southeast 1/4 of the Southwest 1/4 of Section 4 and running Northerly to a point on the existing Taft Spur taps Norton to Muskegon Heights-Cleveland line in the Northeast 1/4 of Section 4, all in Township 8 North, Range 16 West, Spring Lake Township, Ottawa County, Michigan, a distance
of .5 of a mile.                                               46,000 kV

     A complete transmission line commencing at the Logistic Substation in the Southwest 1/4 of the Southeast 1/4 of Section 17 and running Easterly and Northerly to a point on the existing Ransom-Black River line in the West 1/2 of the West 1/2 of Section 16, all in Township 5 North, Range 14 West, Zeeland Township, Ottawa County, Michigan, a distance of 1.5 miles. 46,000 kV

     A complete transmission line commencing at Parr Road Substation in the Northeast 1/4 of the Northwest 1/4 of Section 1, running Southerly and Southwesterly to a point on the existing Cement City-Manchester transmission line in the Southwest 1/4 of the Southeast 1/4 of Section 11, all in Township 5 South, Range 3 East, Manchester Township, Washtenaw County, Michigan, a distance of 2.75 miles.
                                                               46,000 kV

b) Also all the real property, rights of way, easements, permits, privileges and rights for or relating to the construction, maintenance or operation of certain transmission lines, the land and rights for which are owned by the Company, which are either not built or now being constructed, as follows:

     A complete transmission line commencing at Silbond Substation located in the Southwest 1/4, Section 17, Township 8 South, Range 3 East, Fairfield Township, Lenawee County, Michigan and running Northerly and Easterly to Fairfield Substation in the Northeast 1/4 of Section 32, Township 7 South, Range 3 East, Madison Township, Lenawee County,
Michigan, a distance of 4.0 miles.                             46,000 kV


                                    III.

                        ELECTRIC DISTRIBUTION SYSTEMS


     All the electric distribution systems of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including substations, transformers, switchboards, towers, poles, wires, insulators, subways, trenches, conduits, manholes, cables, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such distribution systems or any of them or adjacent thereto; together with all real property, rights of way, easements, permits, privileges, franchises, grants and rights, for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways within as well as without the corporate limits of any municipal corporation, including, in the State of Michigan, systems in or near the cities, villages and townships named in the following tabulation. Such electric distribution systems are or may be operated by authority of certain state or legislative grants and/or of certain local franchises granted by the governing bodies of said cities, villages and townships, which grants or franchises include the following:

WHERE LOCAL FRANCHISE EXISTS,
   CITY, VILLAGE OR TOWNSHIP                 ITS EFFECTIVE DATE

Alcona County
   Township of Alcona       . . . . . . .       April 20, 1995      Renewal
Alcona County
   Township of Caledonia    . . . . . . .        July 20, 1995      Renewal
Alcona County
   Township of Curtis       . . . . . . .        June 22, 1995      Renewal
Alcona County
   Township of Mitchell     . . . . . . .         May 11, 1995      Renewal
Allegan County
   Township of Leighton     . . . . . . .     January 20, 1994      Renewal
Allegan County
   City of Plainwell        . . . . . . .       April 16, 1995      Renewal
Allegan County
   Township of Valley       . . . . . . .       March 22, 1996      Renewal
Arenac County
   Township of Adams        . . . . . . .        June 15, 1995      Renewal
Arenac County
   Township of Arenac       . . . . . . .      August 11, 1993      Renewal
Arenac County
   Township of Clayton      . . . . . . .   September 21, 1995      Renewal
Arenac County
   Township of Deep River   . . . . . . .     January 18, 1996      Renewal
Arenac County
   Township of Mason        . . . . . . .    December 21, 1995      Renewal
Arenac County
   Township of Moffatt      . . . . . . .     January 18, 1996      Renewal
Arenac County
   Township of Turner       . . . . . . .   September 21, 1995      Renewal
Arenac County
   Township of Whitney      . . . . . . .      August 24, 1995      Renewal
Bay County
   Township of Beaver       . . . . . . .    November 17, 1995      Renewal
Bay County
   Township of Fraser       . . . . . . .        July 20, 1995      Renewal
Bay County
   Township of Gibson       . . . . . . .     October 19, 1995      Renewal
Bay County
   Township of Kawkawlin    . . . . . . .   September 29, 1995      Renewal
Bay County
   Township of Monitor      . . . . . . .   September 11, 1995      Renewal
Bay County
   Township of Mount Forest . . . . . . .   September 21, 1995      Renewal
Bay County
   Township of Pinconning   . . . . . . .   September 21, 1995      Renewal
Bay County
   Township of Portsmouth   . . . . . . .     October 22, 1993      Renewal
Benzie County
   Township of Benzonia     . . . . . . .     January 20, 1994      Renewal
Benzie County
   Village of Benzonia      . . . . . . .        March 3, 1994      Renewal
Benzie County
   Village of Beulah        . . . . . . .    February 24, 1994      Renewal
Benzie County
   Township of Blaine       . . . . . . .     January 13, 1994      Renewal

WHERE LOCAL FRANCHISE EXISTS,
   CITY, VILLAGE OR TOWNSHIP              ITS EFFECTIVE DATE

Benzie County
   Village of Elberta       . . . . . . .     December 8, 1994      Renewal
Benzie County
   Township of Gilmore      . . . . . . .    February 17, 1994      Renewal
Benzie County
   Township of Homestead    . . . . . . .    December 16, 1993      Renewal
Benzie County
   Village of Honor         . . . . . . .    February 17. 1994      Renewal
Benzie County
   Township of Joyfield     . . . . . . .     January 13, 1994      Renewal
Benzie County
   Township of Lake         . . . . . . .    February 17, 1994      Renewal
Benzie County
   Township of Platte       . . . . . . .     January 13, 1994      Renewal
Branch County
   City of Bronson          . . . . . . .       April 12, 1996      Renewal
Branch County
   Township of Union        . . . . . . .    December 24, 1994      Renewal
Calhoun County
   Township of Convis       . . . . . . .     October 21, 1995      Renewal
Calhoun County
   Township of Marshall     . . . . . . .    September 6, 1995      Renewal
Charlevoix County
   Township of Charlevoix   . . . . . . .       April 21, 1995      Renewal
   (A portion of Twp)
Charlevoix County
   Township of Hayes        . . . . . . .        June 20, 1995      Renewal
Clare County
   City of Harrison         . . . . . . .        March 8, 1996      Renewal
Clare County
   Township of Sheridan     . . . . . . .     January 26, 1994      Renewal
Clinton County
   Township of Bath         . . . . . . .    February 27, 1996      Renewal
Clinton County
   Township of DeWitt       . . . . . . .      October 3, 1995      Renewal
Clinton County
   Township of Victor       . . . . . . .    February 20, 1996      Renewal
Eaton County
   Township of Bellevue     . . . . . . .        July 26, 1995      Renewal
Eaton County
   Township of Benton       . . . . . . .      August 23, 1995      Renewal
Eaton County
   Township of Brookfield   . . . . . . .      August 16, 1995      Renewal
Eaton County
   Township of Carmel       . . . . . . .      August 30, 1995      Renewal
Eaton County
   Township of Eaton        . . . . . . .      August 13, 1995      Renewal
Eaton County
   Township of Hamlin       . . . . . . .       April 22, 1996      Renewal
Eaton County
   Township of Walton       . . . . . . .      August 16, 1995      Renewal
Eaton County
   Township of Windsor      . . . . . . .        March 7, 1996      Renewal
Genesee County
   Township of Flint        . . . . . . .        April 1, 1996      Renewal
Genesee County
   Township of Genesee      . . . . . . .       March 27, 1996      Renewal
Genesee County
   Township of Mount Morris . . . . . . .     January 12, 1996      Renewal
Genesee County
   City of Swartz Creek     . . . . . . .     October 14, 1996      Renewal
Gladwin County
   Township of Beaverton    . . . . . . .     January 19, 1995      Renewal
Gladwin County
   Township of Bentley      . . . . . . .   September 21, 1995      Renewal
Gladwin County
   Township of Billings     . . . . . . .    December 21, 1995      Renewal
Gladwin County
   Township of Butman       . . . . . . .    December 21, 1995      Renewal
Gladwin County
   City of Gladwin          . . . . . . .   September 23, 1993      Renewal
Gladwin County
   Township of Grim         . . . . . . .    December 21, 1995      Renewal
Gladwin County
   Township of Hay          . . . . . . .    February 22, 1996      Renewal
Gladwin County
   Township of Sherman      . . . . . . .     January 25, 1996      Renewal
Gratiot County
   Township of Arcada       . . . . . . .       March 18, 1994      Renewal
Gratiot County
   Township of New Haven    . . . . . . .     October 20, 1995      Renewal
Gratiot County
   City of Saint Louis      . . . . . . .        June 14, 1997      Renewal

WHERE LOCAL FRANCHISE EXISTS,
   CITY, VILLAGE OR TOWNSHIP              ITS EFFECTIVE DATE

Hillsdale County
   Township of Cambria      . . . . . . .        July 28, 1995      Renewal
Hillsdale County
   Township of Camden       . . . . . . .     October 27, 1995      Renewal
Hillsdale County
   Village of Camden        . . . . . . .   September 21, 1995      Renewal
Hillsdale County
   Township of Hillsdale    . . . . . . .         June 5, 1997      Renewal
Hillsdale County
   Village of Montgomery    . . . . . . .      August 11, 1995      Renewal
Hillsdale County
   Township of Woodbridge   . . . . . . .       March 16, 1996      Renewal
Ingham County
   Township of Lansing      . . . . . . .        March 9, 1996      Renewal
Ionia County
   Township of Berlin       . . . . . . .   September 18, 1995      Renewal
Iosco County
   Township of Alabaster    . . . . . . .     October 19, 1995      Renewal
Iosco County
   Township of Baldwin      . . . . . . .        July 20, 1995      Renewal
Iosco County
   Township of Burleigh     . . . . . . .     October 12, 1995      Renewal
Iosco County
   Township of Grant        . . . . . . .    February 15, 1996      Renewal
Iosco County
   Township of Tawas        . . . . . . .      August 24, 1995      Renewal
Iosco County
   Township of Wilber       . . . . . . .    December 14, 1995      Renewal
Isabella County
   Township of Coe          . . . . . . .      August 24, 1995      Renewal
Isabella County
   Township of Lincoln      . . . . . . .      August 18, 1995      Renewal
Jackson County
   Township of Rives        . . . . . . .      August 16, 1995      Renewal
Jackson County
   Township of Sandstone    . . . . . . .      January 9, 1995      Renewal
Kent County
   Township of Ada          . . . . . . .       March 10, 1996      Renewal
Kent County
   Township of Courtland    . . . . . . .    February 21, 1996      Renewal
Kent County
   Township of Nelson       . . . . . . .    February 28, 1996      Renewal
Kent County
   Township of Oakfield     . . . . . . .       April 23, 1996      Renewal
Kent County
   Township of Tyrone       . . . . . . .       April 24, 1996      Renewal
Lake County
   Township of Chase        . . . . . . .       March 22, 1996      Renewal
Lake County
   Township of Dover        . . . . . . .       March 22, 1996      Renewal
Lake County
   Township of Ellsworth    . . . . . . .     January 26, 1996      Renewal
Lake County
   Village of Luther        . . . . . . .        March 1, 1996      Renewal
Lake County
   Township of Newkirk      . . . . . . .     January 26, 1996      Renewal
Leelanau County
   Township of Cleveland    . . . . . . .    November 19, 1993      Renewal
Leelanau County
   Township of Empire       . . . . . . .       August 6, 1993      Renewal
Leelanau County
   Village of Empire        . . . . . . .     October 29, 1993      Renewal
Leelanau County
   Township of Glen Arbor   . . . . . . .    November 26, 1993      Renewal
Leelanau County
   Township of Kasson       . . . . . . .    December 17, 1993      Renewal
Livingston County
   Township of Iosco        . . . . . . .         May 29, 1997      New
   (A portion of Twp)
Manistee County
   Township of Arcadia      . . . . . . .     December 2, 1993      Renewal
Manistee County
   Township of Bear Lake    . . . . . . .    November 25, 1993      Renewal
Manistee County
   Village of Bear Lake     . . . . . . .     January 27, 1994      Renewal
Manistee County
   Township of Brown        . . . . . . .      August 18, 1995      Renewal
Manistee County
   Township of Marilla      . . . . . . .       April 21, 1996      Renewal
Manistee County
   Township of Pleasanton   . . . . . . .    November 18, 1993      Renewal
Mecosta County
   Township of Mecosta      . . . . . . .    December 21, 1995      Renewal

WHERE LOCAL FRANCHISE EXISTS,
   CITY, VILLAGE OR TOWNSHIP              ITS EFFECTIVE DATE

Midland County
   Township of Geneva       . . . . . . .    December 22, 1993      Renewal
Midland County
   Township of Greendale    . . . . . . .   September 24, 1995      Renewal
Midland County
   Township of Larkin       . . . . . . .        July 23, 1993      Renewal
Midland County
   Township of Lee          . . . . . . .     January 20, 1994      Renewal
Midland County
   Township of Mills        . . . . . . .   September 21, 1995      Renewal
Midland County
   Township of Porter       . . . . . . .    December 12, 1993      Renewal
Midland County
   Township of Warren       . . . . . . .        March 1, 1996      Renewal
Missaukee  County
   Township of Aetna        . . . . . . .    September 7, 1993      Renewal
Missaukee County
   Township of Butterfield  . . . . . . .       March 26, 1996      Renewal
Missaukee County
   Township of Enterprise   . . . . . . .        March 5, 1996      Renewal
Monroe County
   Township of Summerfield  . . . . . . .     December 9, 1994      New
   (A portion of Twp)
Montcalm County
   Township of Ferris       . . . . . . .     October 17, 1995      Renewal
Muskegon County
   Township of Casnovia     . . . . . . .     January 17, 1996      Renewal
Muskegon County
   Township of Egelston     . . . . . . .      August 12, 1996      Renewal
Muskegon County
   Township of Fruitland    . . . . . . .   September 26, 1995      Renewal
Muskegon County
   Township of Laketon      . . . . . . .        June 18, 1995      Renewal
Muskegon County
   Township of Moorland     . . . . . . .       April 12, 1996      Renewal
Muskegon County
   City of Norton Shores    . . . . . . .         July 8, 1995      Renewal
Muskegon County
   City of Roosevelt Park   . . . . . . .       March 27, 1996      Renewal
Muskegon County
   Township of Sullivan     . . . . . . .      August 18, 1996      Renewal
Newaygo County
   Township of Ashland      . . . . . . .    November 16, 1995      Renewal
Newaygo County
   Township of Bridgeton    . . . . . . .    November 23, 1995      Renewal
Newaygo County
   Township of Brooks       . . . . . . .      August 31, 1995      Renewal
Newaygo County
   Township of Croton       . . . . . . .        July 20, 1995      Renewal
Newaygo County
   Township of Ensley       . . . . . . .         May 23, 1996      Renewal
Newaygo County
   Township of Garfield     . . . . . . .        June 22, 1995      Renewal
Newaygo County
   Township of Grant        . . . . . . .      August 15, 1996      Renewal
Ogemaw County
   Township of Edwards      . . . . . . .        June 23, 1995      Renewal
Ogemaw County
   Township of Goodar       . . . . . . .        June 30, 1995      Renewal
Ogemaw County
   Township of Hill         . . . . . . .     January 19, 1996      Renewal
Ogemaw County
   Township of Ogemaw       . . . . . . .        June 16, 1995      Renewal
Ogemaw County
   Township of Rose         . . . . . . .     January 19, 1996      Renewal
Osceola County
   Township of Hartwick     . . . . . . .    December 14, 1995      Renewal
Osceola County
   Village of Hersey        . . . . . . .    December 29, 1995      Renewal
Osceola County
   Township of Highland     . . . . . . .     January 20, 1996      Renewal
Osceola County
   Township of Lincoln      . . . . . . .    February 18, 1996      Renewal
Osceola County
   Township of Rose Lake    . . . . . . .        April 9, 1996      Renewal
Osceola County
   Township of Sherman      . . . . . . .       March 19, 1996      Renewal
Oscoda County
   Township of Big Creek    . . . . . . .       April 12, 1995      Renewal
Oscoda County
   Township of Clinton      . . . . . . .        April 5, 1995      Renewal
Oscoda County
   Township of Comins       . . . . . . .         May 31, 1995      Renewal

WHERE LOCAL FRANCHISE EXISTS,
   CITY, VILLAGE OR TOWNSHIP              ITS EFFECTIVE DATE

Oscoda County
   Township of Elmer        . . . . . . .       April 26, 1995      Renewal
Oscoda County
   Township of Mentor       . . . . . . .         May 24, 1995      Renewal
Ottawa County
   Township of Grand Haven  . . . . . . .       March 16, 1996      Renewal
Ottawa County
   Township of Park         . . . . . . .     January 22, 1996      Renewal
Ottawa County
   Township of Robinson     . . . . . . .    February 25, 1996      Renewal
Roscommon County
   Township of Lake         . . . . . . .        March 8, 1996      Renewal
Saginaw County
   Township of Birch Run    . . . . . . .     January 18, 1996      Renewal
Saginaw County
   Township of Brady        . . . . . . .    December 11, 1995      Renewal
Saginaw County
   Township of Brant        . . . . . . .         May 15, 1995      Renewal
Saginaw County
   Township of Carrollton   . . . . . . .       April 11, 1997      Renewal
Saginaw County
   Township of Fremont      . . . . . . .       April 16, 1996      Renewal
Saginaw County
   Township of James        . . . . . . .       March 21, 1996      Renewal
Saginaw County
   Township of Lakefield    . . . . . . .       March 26, 1996      Renewal
Saginaw County
   Township of Marion       . . . . . . .       March 19, 1996      Renewal
Saginaw County
   Township of Spaulding    . . . . . . .     December 2, 1995      Renewal
Saginaw County
   Township of Tittabawassee. . . . . . .      August 15, 1993      Renewal
Saginaw County
   Township of Zilwaukee    . . . . . . .        June 21, 1997      Renewal
Saint Joseph County
   Village of Burr Oak      . . . . . . .     February 8, 1996      Renewal
Saint Joseph County
   Township of Florence     . . . . . . .    February 27, 1996      Renewal
Shiawassee County
   Township of Bennington   . . . . . . .    December 23, 1995      Renewal
Shiawassee County
   Township of Owosso       . . . . . . .        March 2, 1996      Renewal
Shiawassee County
   Township of Sciota       . . . . . . .    February 24, 1996      Renewal
Tuscola County
   Township of Arbela       . . . . . . .    February 22, 1996      Renewal
Wexford County
   Township of Antioch      . . . . . . .       March 21, 1996      Renewal
Wexford County
   Township of Cherry Grove . . . . . . .       March 29, 1996      Renewal
Wexford County
   Township of Clam Lake    . . . . . . .     January 20, 1996      Renewal
Wexford County
   Township of Colfax       . . . . . . .        April 5, 1996      Renewal
Wexford County
   Township of Haring       . . . . . . .    February 16, 1996      Renewal


                                     IV.

                            ELECTRIC SUBSTATIONS,
                        SWITCHING STATIONS AND SITES


       All the substations, switching stations and sites of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, for transforming, regulating, converting or distributing or otherwise controlling electric current at any of its plants and elsewhere, together with all buildings, transformers, wires, insulators and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with any of such substations and switching stations, or adjacent thereto, with sites to be used for such purposes, including the following described property located in the State of Michigan and in or near the cities, townships and communities named:


(a)  Substations and Switching Stations:

       Perrigo Substation located on property of Perrigo Company, North of 114th Street in the East 1/2 of the Southwest 1/4 of Section 27, Township 6 North, Range 11 West, Allegan Township, Allegan County, Michigan

       Swan Creek Substation located on the West side of 44th Street in the Southeast 1/4 of the Southeast 1/4 of the Northeast 1/4 of Section 8, Township 1 North, Range 14 West, Cheshire Township, Allegan County, Michigan.

       Aubil Lake Substation located on the South side of 140th Avenue and West of Patterson Road in the Northwest 1/4 of the Northwest 1/4 of the Northeast 1/4 of Section 25, Township 4 North, Range 11 West, Leighton Township, Allegan County, Michigan.

       New Richmond Substation located on the South side of 132nd Avenue in the Northeast 1/4 of the Northwest 1/4 of Section 18, Township 3 North, Range 15 West, Manlius Township, Allegan County, Michigan.

       Geneva Substation located East of Highway US-31 and North of 129th Avenue (Bradley) in the Southwest 1/4 of the Northeast 1/4 of
Section 19, Township 3 North, Range 11 West, Wayland Township, Allegan County, Michigan.

       Wayland II Substation located North of Sycamore Street in the Northeast 1/4 of the Southeast 1/4 of Section 6, Township 3 North, Range 11 West, Wayland Township, Allegan County, Michigan.

       MSI Substation located on property of MSI Battle Creek Stamping, South of "F" Drive, North, and North of the Penn Central Railroad, in the Northwest 1/4 of the Northwest 1/4 of Section 23, Township 2 South,
Range 7 West, Emmett Township, Calhoun County, Michigan.

       Boyne Mountain Substation located on property of Boyne USA Inc. in the Southeast 1/4 of the Northwest 1/4 of Section 16, Township 32 North, Range 5 West, Boyne Valley Township, Charlevoix County, Michigan.

       Beaver Creek Substation located South of Four Mile Road in the Northwest 1/4 of the Northeast 1/4 of Section 5, Township 25 North, Range 3 West, Beaver Creek Township, Crawford County, Michigan.

       Georgia Pacific Substation located on property of Georgia-Pacific Company on the South side of County Road No. 76 (Four Mile Road), on the West side of the Penn Central Railroad right of way in the Northeast 1/4 of the Northeast 1/4 of Section 5, Township 25 North, Range 3 West, Beaver Creek Township, Crawford County, Michigan.

       Jordan Iron Substation located on property of Jordan Iron Works, North of Nichols Street and West of Main Street in the Northwest 1/4 of the Northeast 1/4 of Section 23, Township 32 North, Range 7 West, City of East Jordan, Charlevoix County, Michigan.

       Cochran Substation located West of I-69 and North of Kalamo Road in the West 1/2 of the Southeast 1/4 of Section 19, Township 2 North, Range 4 West, Eaton Township, Eaton County, Michigan.

       Canal Substation located on property of the State of Michigan, Northwesterly of the Grand Trunk Western Railroad right of way in the Northeast corner of the Northeast 1/4 of the Southwest 1/4 of Section 4, Township 3 North, Range 3 West, Windsor Township, Eaton County, Michigan.

       Atherton Substation located on the South side of Atherton Road and East of Cuthbertson Road in the Northwest 1/4 of the Northeast 1/4 of
Section 30, Township 7 North, Range 7 East, City of Flint, Genesee County, Michigan.

       Calkins Substation Addition located East of Linden Road and South of Calkins Road in the Northwest 1/4 of the Northwest 1/4 of Section 16, Township 7 North, Range 6 East, Flint Township, Genesee County, Michigan.

       Bishop Substation located South of Bristol Road and West of Torrey Road in the Northeast 1/4 of the Northeast 1/4 of Section 35, Township 7 North, Range 6 East, Flint Township, Genesee County, Michigan.

       Grand Blanc BOC Substation located on property of General Motors Corporation, East of Dort Highway, North of Reid Road and South of Hill Road in the South 1/2 of the Southwest 1/4 of the Southwest 1/4 of Section 9, Township 6 North, Range 7 East, Grand Blanc Township, Genesee County, Michigan.

       Blinton Substation located on the South side of Baldwin Road and East of McWain Road in the Northeast corner of the Northeast 1/4 of
Section 32, Township 6 North, Range 7 East, Grand Blanc Township, Genesee County, Michigan.

       Swartz Creek Substation Addition located on Lots 24 and 25 of Houston-Miller-Chambers Plat No. 1, a subdivision in the Northwest 1/4 of
Section 1, Township 6 North, Range 5 East, City of Swartz Creek, Genesee County, Michigan.

       Gladwin Machine Substation located on property of Gladwin Machine Products, South of Webber Road in the Northeast 1/4 of the Northwest 1/4 of Section 6, Township 18 North, Range 1 West, Buckeye Township, Gladwin County, Michigan.

       Lako Substation located on property of Lako Products, South of Webber Road in the Northwest 1/4 of the Northeast 1/4 of Section 6, Township 18 North, Range 1 West, Buckeye Township, Gladwin County, Michigan.

       Hammond Road Substation located South of Hammond Road, East of Garfield Road and North of Emerson Road in the Northwest 1/4 of the Northwest 1/4 of Section 25, Township 27 North, Range 11 West, Garfield Township, Grand Traverse County, Michigan.

       East Bay Substation located on Lot 6 of Oakwood Addition to the City of Traverse City in the Southwest 1/4 of the Northwest 1/4 of Section 12, Township 27 North, Range 11 West, Garfield Township, Grand Traverse County, Michigan.

       Alma Products Substation located on property of Alma Products, North of Williams Street and West of Florida Avenue, in the Southwest 1/4 of the Northeast 1/4 of Section 35, Township 12 North, Range 3 West, City of Alma, Gratiot County, Michigan.

       Refinery Substation located South of Superior Street and East of Elmwood Street in the Northwest 1/4 of the Northeast 1/4 of Section 2, Township 11 North, Range 3 West, Arcada Township, Gratiot County,
Michigan.

       Knowles Road Substation located on property of Quincy Stamping and Manufacturing Company, West of Knowles Road and East of the Penn Central Railroad, in the Southeast 1/4 of the Northwest 1/4 of Section 10, Township 6 South, Range 2 West, Adams Township, Hillsdale County,
Michigan.

       Dexter Trail Substation Site located East of Dexter Trail in the Northwest 1/4 of the Southwest 1/4 of Section 6, Township 1 North, Range 2 East, Stockbridge Township, Ingham County, Michigan.

       American Bumper Substation located on property of American Bumper and Manufacturing in the South 1/2 of the Southwest 1/4 of Section 21, Township 7 North, Range 6 West, Ionia Township, Ionia County, Michigan.

       Herbruck Foods Substation located on property of Herbruck Foods, North of Bonanza Street and West of Jordan Lake Road, in the Southeast 1/4 of the Northeast 1/4 of Section 28, Township 5 North, Range 7 West, Odessa Township, Ionia County, Michigan.

       Bluegrass Substation located in the Northwest 1/4 of the Southwest 1/4 of Section 30, Township 14 North, Range 3 West, Chippewa Township, Isabella County, Michigan.

       Jackson RCF Substation located on property of the State Prison of Southern Michigan, South of Parnall Road in the Northeast 1/4 of Section 23, Township 2 South, Range 1 West, Blackman Township, Jackson County, Michigan.

       Dial Machine Substation located on property of Dial Machine and Tool Company, South of Michigan Avenue, North of Main Street and East of Oak Grove in the Southeast 1/4 of the Southwest 1/4 of Section 32, Township 2 South, Range 1 West, Blackman Township, Jackson County, Michigan.

       Leroy Street Substation located on property of Junction
Manufacturing Company, North of Leroy Street and East of Horton Street, in the Southwest 1/4 of the Northeast 1/4 of Section 36, Township 2 South, Range 1 West, City of Jackson, Jackson County, Michigan.

       Junction Manufacturing Substation located on property of Junction Manufacturing Company, Northeast of Rives Eaton Road and North of Perrine Road, in the West 1/2 of the Southwest 1/4 of Section 8, Township 1 South, Range 1 West, Rives Township, Jackson County, Michigan.

       Denso Jackson Substation located on property of Nippondenso Manufacturing USA, Incorporated, South of Highway I-94 and West of Dearing Road, in the Southeast 1/4 of the Southeast 1/4 of Section 28, Township 2 South, Range 2 West, Sandstone Township, Jackson County, Michigan.

       Worthington Substation located on property of Worthington
Industries, East of US-127, South of McDevitt Avenue and West of Conrail Railroad, in the Southeast 1/4 of the Southeast 1/4 of Section 24, Township 3 South, Range 1 West, Summit Township, Jackson County, Michigan.

       Twilight Substation located South of M-43 and East of 26th Street, in the Northwest 1/4 of the Southwest 1/4 of Section 5, Township 2 South, Range 10 West, Comstock Township, Kalamazoo County, Michigan.

       Hull Street Substation located North of Hull Street and East of Division Avenue, in the Northeast 1/4 of the Northwest 1/4 of Section 7, Township 9 North, Range 11 West, Algoma Township, Kent County, Michigan.

       Division Substation located South of 84th Street and East of Highway US-131, in the Northeast 1/4 of the Northeast 1/4 of Section 24, Township 5 North, Range 12 West, Byron Township, Kent County, Michigan.

       Cannon Substation located East of US-131 and South of Ten Mile Road, in the South 1/2 of the Northwest 1/4 of Section 6, Township 8 North, Range 10 West, Cannon Township, Kent County, Michigan.

       Kendrick Substation located North of 52nd Street and West of Kraft Avenue, in the Southwest 1/4 of the Southeast 1/4 of Section 30, Township 6 North, Range 10 West, Cascade Township, Kent County, Michigan.

       Dutton Substation Site located South of 68th Street in the
Northwest 1/4 of the Northeast 1/4 of Section 9, Township 5 North, Range 11 West, Gaines Township, Kent County, Michigan.

       Grand Rapids Pumping Substation located on property of the City of Grand Rapids, North of the Chesapeake and Ohio Railroad, and South of Market Street, in the Southeast 1/4 of the Northeast 1/4 of Section 35, Township 7 North, Range 12 West, City of Grand Rapids, Kent County, Michigan.

       Burton Pumping Substation located on property of the City of Grand Rapids in the South 1/2 of the Southwest 1/4 of the Southeast 1/4 of
Section 6, Township 6 North, Range 12 West, Walker Township, Kent County, Michigan.

       United Parcel Substation located on the West side of Clyde Park Avenue in the Northeast 1/4 of the Southeast 1/4 of Section 35, Township 6 North, Range 12 West, City of Wyoming, Kent County, Michigan.

       Suttons Bay Substation located West of East Pine View Street in the Northeast 1/4 of the Northwest 1/4 of Section 33, Township 30 North, Range 11 West, Suttons Bay Township, Leelanau County, Michigan.

       Ervin Substation located on property of Ervin Industries located on Lot 20 of Industrial Park No. 1, a subdivision of part of the North 1/2 of the Northwest 1/4 of Section 3, Township 6 South, Range 4 East, Raisin Township, Lenawee County, Michigan.

       Semrec Metering Substation located on property of Southeastern Michigan Rural Electric Cooperative, South of Sutton Road and West of Wilmoth Road, in the Northeast 1/4 of the Northeast 1/4 of Section 20, Township 6 South, Range 4 East, Raisin Township, Lenawee County, Michigan.

       Lenawee Stamping Substation located on property of Lenawee
Stamping, South of Highway M-50 in the Northwest 1/4 of the Southwest 1/4 of Section 35, Township 5 South, Range 4 East, Tecumseh Township, Lenawee County, Michigan.

       Sun Exploration Substation located on property of Sun Exploration and Production Company, North of Highway M-20 and East of County Line Road, in the Southwest 1/4 of the Southwest 1/4 of Section 7, Township 14 North, Range 2 West, Greendale Township, Midland County, Michigan.

       Letts Road Substation located North of Letts Road and East of Jefferson Road, in the Southeast corner of the Southeast 1/4 of the Southwest 1/4 of Section 27, Township 15 North, Range 2 East, Larkin Township, Midland County, Michigan.

       Dearborn Machine Substation located on property of Dearborn Machine Company, West of Scharmer Drive, South of Wilcox Street and East of Whitbeck Road, in the Southwest 1/4 of the Northwest 1/4 of Section 29, Township 12 North, Range 17 West, City of Montague, Muskegon County, Michigan.

       Hyde Park Substation located North of Tyler Road and East of Hyde Park Road, in the Southwest 1/4 of the Northwest 1/4 of Section 30, Township 11 North, Range 16 West, Dalton Township, Muskegon County, Michigan.

       Latimer Substation located West of Sheridan Road in the
Southeast 1/4 of the Northeast 1/4 of Section 34, Township 10 North, Range 16 West, City of Muskegon Heights, Muskegon County, Michigan.

       Muskegon Prison Substation located on property of Muskegon Regional Correctional Facility in the Southeast 1/4 of the Southwest 1/4 of Section 35, Township 10 North, Range 16 West, City of Muskegon, Muskegon County, Michigan.

       Becker Substation located West of Getty Road and North of Highway M-20 (Holton Road), in the Northwest 1/4 of the Southeast 1/4 of
Section 5, Township 10 North, Range 16 West, Muskegon Township, Muskegon County, Michigan.

       Cannon Muskegon Substation located on property of Cannon Muskegon Corporation, East of Lincoln Street in the Northwest 1/4 of the Southwest 1/4 of the Northwest 1/4 of Section 2, Township 9 North, Range 17 West, City of Norton Shores, Muskegon County, Michigan.

       Hickory Substation located West of Grand Haven Road, North of Wilson East Road and South of Judson Road, in the North 1/2 of the Southwest 1/4 of Section 33, Township 9 North, Range 16 West, City of Norton Shores, Muskegon County, Michigan.

       Leprino Foods Substation located on property of Leprino Foods, East of 48th Avenue and South of Rich Street, in the Northwest 1/4 of the Southwest 1/4 of Section 19, Township 7 North, Range 13 West, Allendale Township, Ottawa County, Michigan.

       Nicholas Substation located on property of Nicholas Plastics, Inc., North of Rich Street and West of 46th Avenue, in the Southwest 1/4 of the Northwest 1/4 of Section 19, Township 7 North, Range 13 West, Allendale Township, Ottawa County, Michigan.

       Hudsonville Substation Addition located on part of Lot 33 of Ohlman's Assessors Plat #1 in the Southeast 1/4 of the Northeast 1/4 of
Section 32, City of Hudsonville, Ottawa County, Michigan.

       Taft Street Substation Site located North of Taft Street, East of the Chesapeake and Ohio Railway and West of Highway US-31, in the Southwest 1/4 of the Southeast 1/4 of Section 4, Township 8 North, Range 16 West, Spring Lake Township, Ottawa County, Michigan.

       Wire Products Substation located on the South side of Industrial Park Drive and East of 72nd Avenue in the Southwest 1/4 of the Northwest 1/4 of Section 8, Township 14 North, Range 17 West, Shelby Township, Oceana County, Michigan.

       Acuglas Substation located on property of Acustar Inc., East of 95th Street and South of Highway US-10, in the Northwest 1/4 of the Northeast 1/4 of Section 4, Township 17 North, Range 8 West, Evart Township, Osceola County, Michigan.

       Ohman Road Substation located South of Highway US-10 and North of Ohman Road, in the Southwest 1/4 of the Northeast 1/4 of Section 4, Township 17 North, Range 8 West, Evart Township, Osceola County, Michigan.

       Chicago Road Substation located North of M-21 (Chicago Drive), in the Northwest 1/4 of the Northwest 1/4 of Section 27, Township 6 North, Range 13 West, Georgetown Township, Ottawa County, Michigan.

       Lake Shore Substation located South of Lake Michigan Drive (M-45) and East of Lake Shore Avenue, in the Northwest 1/4 of the Northwest 1/4 of Section 28, Township 7 North, Range 16 West, Grand Haven Township, Ottawa County, Michigan.

       Hager Park Substation located West of 40th Avenue and North of Bauer Road, in the Northeast 1/4 of the Northeast 1/4 of Section 7, Township 6 North, Range 13 West, Georgetown Township, Ottawa County, Michigan.

       Rochester Products Substation located on property of General Motors Corporation, North of Randall Street, East of 68th Avenue and South of Cleveland Street, in the Northeast 1/4 of the Southeast 1/4 of Section 22, Township 8 North, Range 14 West, Polkton Township, Ottawa County,
Michigan.

       Manning Substation located East of Manning Road and North of Washington Road, in the Northwest 1/4 of the Southeast 1/4 of Section 8, Township 12 North, Range 6 East, Blumfield Township, Saginaw County, Michigan.

       Bavarian Substation located on Lots 19 and 20 of Industrial Park Plat, being a subdivision, according to the recorded plat thereof, in the Northwest 1/4 of the Northwest 1/4 of Section 35, Township 11 North, Range 6 East, City of Frankenmuth, Saginaw County, Michigan.

       Cheyenne Substation located South of Shattuck Road in the
Northwest 1/4 of the Northwest 1/4 of Section 16, Township 12 North, Range 4 East, Saginaw Township, Saginaw County, Michigan.


(b)  Sites for Substations:

       Branch Substation Site located South of Lindley Road and East of Snow Prairie Road, in the South 1/2 of Section 28, Township 6 South, Range 7 West, Batavia Township, Branch County, Michigan.

       Three Fires Substation Site located South of US-31 and North of Old Highway US-31 in the Southeast 1/4 of the Northeast 1/4 of Section 9, Township 34 North, Range 6 West, Resort Township, Emmet County, Michigan.

       Van Buren Substation Site located North of Van Buren Street and East of Grover Street in the Southwest 1/4 of the Southwest 1/4 of Section 2, Township 11 North, Range 3 West, Arcada Township, Gratiot County, Michigan.

       Englishville Substation Site located North of 10-Mile Road at the North end of Krupp Road in the Southwest 1/4 of the Southeast 1/4 of
Section 31, Township 9 North, Range 11 West, Algoma Township, Kent County, Michigan.

       Buck Creek Substation Site located West of Division Avenue and North of 66th Street in the Southeast 1/4 of the Northeast 1/4 of Section 1, Township 5 North, Range 12 West, Byron Township, Kent County, Michigan.

       Meadowbrooke Substation Site located East of Patterson and South of 60th Street in the Southwest 1/4 of the Northeast 1/4 of Section 6, Township 5 North, Range 10 West, Caledonia Township, Kent County,
Michigan.

       Michigan Substation Site located on Lot 1 of Sweet's Subdivision, West of North Street and North of Fairbank Street in the Northeast 1/4 of the Southwest 1/4 of Section 19, Township 7 North, Range 11 West, City of Grand Rapids, Kent County, Michigan

       Gaines Substation Site located West of Patterson Avenue and North of 84th Street, in the Northwest 1/4 of the Southeast 1/4 and in the Northeast 1/4 of the Southwest 1/4 of Section 13, Township 5 North, Range 11 West, Gaines Township, Kent County, Michigan.

       Chaffee Substation #2 located on Lot 44 of Kent Industrial Center, an Addition to the City of Wyoming, according to the recorded plat thereof, and being a part of the Southeast 1/4 of the Southeast 1/4 of
Section 18, Township 6 North, Range 11 West, City of Wyoming, Kent County, Michigan.

       Tyrone Substation Site located West of Fenton Road and North of Foley Road in the Northwest 1/4 of the Northeast 1/4 of Section 14, Township 4 North, Range 6 East, Tyrone Township, Livingston County, Michigan.

       East Grant Substation Site located North of 120th Avenue and West of Oak Avenue in the Southeast 1/4 of the Southeast 1/4 of Section 14, Township 11 North, Range 12 West, Grant Township, Newaygo County,
Michigan.

       Van Wagoner Substation Site located at the West end of Van Wagoner Street and West of Grand Haven Road in the Southwest 1/4 of the Northwest 1/4 of Section 9, Township 8 North, Range 16 West, Spring Lake Township, Ottawa County, Michigan.


                                     V.

               GAS COMPRESSOR STATIONS, GAS PROCESSING PLANTS,
                DESULPHURIZATION STATIONS, METERING STATIONS,
                  ODORIZING STATIONS, REGULATORS AND SITES


       All the compressor stations, processing plants, desulphurization stations, metering stations, odorizing stations, regulators and sites of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, for compressing, processing, desulphurizing, metering, odorizing and regulating manufactured or natural gas at any of its plants and elsewhere, together with all buildings, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with any of such purposes, including the following described property located in the State of Michigan and in or near the cities, towns and communities named:


(a)    Regulator, Compressor, Metering and Odorizing Stations and
       Processing Plants:

       Hotchkiss and Mackinaw Regulator Station located in the Northeast 1/4 of the Northeast 1/4 of the Northwest 1/4 of Section 3, Township 13 North, Range 4 East, Frankenlust Township, Bay County, Michigan.

       First and Van Buren Regulator Station located North of First Street and West of Van Buren Street, in the Southeast 1/4 of the Northeast 1/4 of
Section 21, Township 14 North, Range 5 East, Hampton Township, Bay County, Michigan.

       Kalamazoo and Liggitt Regulator Station located in the Northeast 1/4 of the Southeast 1/4 of Section 35, Township 2 South, Range 6 West, City of Marshall, Calhoun County, Michigan.

       Otto Road Regulator Station located in the Northwest 1/4 of the Southwest 1/4 of Section 4, Township 2 North, Range 4 West, Eaton
Township, Eaton County, Michigan.

       Beecher and Houran Regulator Station located South of Beecher Road in the North 1/2 of the Northeast 1/4 of Section 15, Township 7 North, Range 6 East, Flint Township, Genesee County, Michigan.

       Torrey Hills Mobile Home Park Station located North of Hill Road and West of Torrey Road, in the Southeast 1/4 of Section 3, Township 6 North, Range 6 East, Mundy Township, Genesee County, Michigan.

       Elms and Miller Regulator Station located on part of Lot 10 of Supervisors Plat of Begole Farm, a subdivision in the Northwest 1/4 of the Southwest 1/4 of Section 31, Township 7 North, Range 6 East, City of Swartz Creek, Genesee County, Michigan.

       Buckeye "36" Odorizer Station located North of Badger Road in the Southeast 1/4 of the Southwest 1/4 of Section 36, Township 18 North, Range 1 West, Buckeye Township, Gladwin County, Michigan.

       Petrostar Grout Odorizer Station located South of Woods Road in the Northwest 1/4 of the Southwest 1/4 of Section 14, Township 18 North, Range 2 East, Grout Township, Gladwin County, Michigan.

       Addition to Beaverton Gas Regulator Station located East of Highway M-18 in the Northwest corner of the Southwest 1/4 of the Southwest 1/4 of
Section 7, Township 17 North, Range 1 West, Tobacco Township, Gladwin County, Michigan.

       Harrison and Warner Regulator Station located in the Southeast corner of the Southeast 1/4 of the Southeast 1/4 of Section 9, Township 11 North, Range 4 West, Sumner Township, Gratiot County, Michigan.

       Sheridan and Turner Regulator Station located East of Turner Street and West of Creston Street, in the Northeast 1/4 of the Northwest 1/4 of
Section 4, Township 4 South, Range 2 West, Lansing Township, Ingham County, Michigan.

       M-66 and Tuttle Regulator Station located on the South 20 feet of the East 40 feet of Lot 1 of Larson's Acres, a subdivision in the Southeast 1/4 of the Northeast 1/4 of Section 36, Township 7 North, Range 7 West, Berlin Township, Ionia County, Michigan.

       Jackson and Grand River Regulator Station located in the Southeast 1/4 of the Southeast 1/4 of Section 24, Township 6 North, Range 8 West, Boston Township, Ionia County, Michigan.

       Mosherville City Gate located South of Hanover Road and East of Watson Road in the Northwest 1/4 of the Northwest 1/4 of Section 28, Township 4 South, Range 3 West, Pulaski Township, Jackson County,
Michigan.

       Lapeer Industrial Park Regulator Station located in the Northwest 1/4 of the Northwest 1/4 of the Southeast 1/4 of Section 12, Township 7 North, Range 9 East, Elba Township, Lapeer County, Michigan.

       Dickman and River Road Regulator Station located South of Michigan Avenue (Dickman Road) in the Southeast 1/4 of the Southeast 1/4 of Section 34, Township 1 South, Range 9 West, Village of Augusta, Kalamazoo County, Michigan.

       Gull Run Regulator Station located in the South 1/2 of the South 1/2 of the Northeast 1/4 of Section 6, Township 2 South, Range 10 West, Comstock Township, Kalamazoo County, Michigan.

       Thirtieth Street and Comstock Regulator Station located West of Thirtieth Street and North of East Michigan Avenue, in the Southeast 1/4 of the Southeast 1/4 of Section 16, Township 2 South, Range 10 West, Comstock Township, Kalamazoo County, Michigan.

       Charles and Wallace Regulator Station located South of Charles Avenue in the Northwest corner of the Northeast 1/4 of the Southeast 1/4 of Section 14, Township 2 South, Range 11 West, Kalamazoo Township, Kalamazoo County, Michigan.

       Metamora City Gate located North of Davison Lake Road and East of Thomas Road, in the West 1/2 of the Southwest 1/4 of Section 33, Township 6 North, Range 10 East, Metamora Township, Lapeer County, Michigan.

       Metamora Odorizer Station located North of Davison Lake Road and East of Thomas Road, in the West 1/2 of the Southwest 1/4 of Section 33, Township 6 North, Range 10 East, Metamora Township, Lapeer County, Michigan.

       Ridgeway Regulator Station located North of Highway M-50, also known as Monroe Road, in the Southwest 1/4 of the Southwest 1/4 of Section 32, Township 5 South, Range 5 East, Ridgeway Township, Lenawee County, Michigan.

       Cemetery Road Regulator Station located South of Cemetery Road and Northeasterly of the New York Central Railroad, in the Northeast 1/4 of the Northeast 1/4 of Section 4, Township 8 South, Range 5 East, Riga Township, Lenawee County, Michigan.

       Grand River and Challis Regulator Station located South of Challis Road in the Northeast 1/4 of the Northeast 1/4 of Section 25, Township 2 North, Range 5 East, Genoa Township, Livingston County, Michigan.

       Nicholson and Grand River Regulator Station located West of Nicholson Road in the Northeast 1/4 of the Southeast 1/4 of Section 8, Township 3 North, Range 3 East, Handy Township, Livingston County, Michigan.

       M-36 and Hall Road Gas Regulator Station located South of Highway M-36 in the Southeast 1/4 of the Northeast 1/4 of Section 25, Township 1 North, Range 5 East, Hamburg Township, Livingston County, Michigan.

       M-59 and Tipsico Lake Road Regulator Station located South of Highway M-59 (Highland Road) in the Northeast 1/4 of Section 25, Township 3 North, Range 6 East, Hartland Township, Livingston County, Michigan.

       Patrick Road at Waldo Regulator Station located South of Patrick Road and East of Waldo Road, in the Northwest 1/4 of the Northwest 1/4 of the Northwest 1/4 of Section 24, Township 14 North, Range 2 East, Midland Township, Midland County, Michigan.

       Albert "5" Purchase Meter Station located South of Winding Road in the Northeast 1/4 of the Southwest 1/4 of Section 5, Township 29 North, Range 1 East, Albert Township, Montmorency County, Michigan.

       Lake Angeles and Gidding Regulator Station located on part of Lot 3 of Atlantic Commons Park of Metro North Technology Park, a subdivision of part of Section 3, Township 3 North, Range 10 East, City of Auburn Hills, Oakland County, Michigan.

       Chrysler Tech Center Meter and Regulator Station located South of Butler Street extended Westerly and West of Squirrel Road in the Northeast 1/4 of the Southeast 1/4 of the Southwest 1/4 of Section 24, Township 3 North, Range 10 East, City of Auburn Hills, Oakland County, Michigan.

       South Boulevard and Bloomfield Village Boulevard Regulator Station located in the Southeast 1/4 of the Southeast 1/4 of Section 35, Township 3 North, Range 10 East, City of Auburn Hills, Oakland County, Michigan.

       Industrial and Halstead Regulator Station located on Lot 33 of Farmington Freeway Industrial Park No. 2, a subdivision of part of the Northeast 1/4 of Section 30, Township 1 North, Range 9 East, Farmington Township, Oakland County, Michigan.

       Keatington Regulator Station located in the Northwest 1/4 of the Northeast 1/4 of Section 28, Township 4 North, Range 10 East, Orion Township, Oakland County, Michigan.

       Grand River and Oakland Regulator Station located on part of Lot 1 of Grand Oak Commerce Center Subdivision, being a subdivision in the Northeast 1/4 of the Southwest 1/4 of Section 7, Township 1 North, Range 8 East, City of Wixom, Oakland County, Michigan.

       Charlton "14 (A)" Purchase Meter Station located South of Old State Road in the Northwest 1/4 of the Northwest 1/4 of Section 14, Township 29 North, Range 1 West, Charlton Township, Otsego County, Michigan.

       North Charlton "22" Purchase Meter Station located North of Sparr Road in the Southeast 1/4 of the Southwest 1/4 of Section 22, Township 31 North, Range 1 West, Charlton Township, Otsego County, Michigan.

       North Charlton "24 (A)" Purchase Meter Station located North of Sparr Road in the Southwest 1/4 of the Southwest 1/4 of Section 24, Township 31 North, Range 1 West, Charlton Township, Otsego County, Michigan.

       South Charlton "27" Purchase Meter Station located East of Round Lake Trail in the Southeast 1/4 of the Southwest 1/4 of Section 27, Township 29 North, Range 1 West, Charlton Township, Otsego County, Michigan.

       Charlton "30" Purchase Meter Station located North of Sparr Road in the Southeast 1/4 of the Southwest 1/4 of Section 30, Township 31 North, Range 1 West, Charlton Township, Otsego County, Michigan.

       Chester "17" Purchase Meter Station located South of Old State Road in the Northwest 1/4 of the Northwest 1/4 of Section 17, Township 29 North, Range 2 West, Chester Township, Otsego County, Michigan.

       Chester "17 (A)" Purchase Meter Station located South of Old State Road in the Northwest 1/4 of the Northwest 1/4 of Section 17, Township 29 North, Range 2 West, Chester Township, Otsego County, Michigan.

       Chester "18 (A)" Purchase Meter Station located Southwesterly of Lower Chub Lake Road in the Southwest 1/4 of the Southeast 1/4 of Section 18, Township 29 North, Range 2 West, Chester Township, Otsego County, Michigan.

       Chester "22" Purchase Meter Station located West of Lovells Road in the Southwest 1/4 of the Northwest 1/4 of Section 22, Township 29 North, Range 2 West, Chester Township, Otsego County, Michigan.

       Dover "17" Purchase Meter Station located East of Marquardt Road and North of Seymore Road, in the West 1/2 of the Southeast 1/4 of Section 17, Township 31 North, Range 2 West, Dover Township, Otsego County, Michigan.

       Dover "18" Purchase Meter Station located East of Peanut Hill Road in the Southwest 1/4 of the Northwest 1/4 of Section 18, Township 31 North, Range 2 West, Dover Township, Otsego County, Michigan.

       Otsego Lake "12" Purchase Meter Station located West of East Opal Lake Road in the Northeast 1/4 of the Northeast 1/4 of Section 12, Township 29 North, Range 3 West, Otsego Lake Township, Otsego County, Michigan.

       Otsego Lake "12 (A)" Purchase Meter Station located South of Ranger Lake Road in the Northeast 1/4 of the Northeast 1/4 of Section 12, Township 29 North, Range 3 West, Otsego Lake Township, Otsego County, Michigan.

       Frankenmuth Junction Regulator Station located South of Junction Road in the Northwest 1/4 of the Northwest 1/4 of Section 25, Township 11 North, Range 5 East, Bridgeport Township, Saginaw County, Michigan.

       Lansing and Monroe Regulator Station located North of Monroe Road and South of Lansing Road, in the North 1/2 of the Northeast 1/4 of
Section 16, Township 6 North, Range 4 East, Vernon Township, Shiawassee County, Michigan.

       56th Street and Standard Regulator Station located East of North Main Street in the Southwest 1/4 of the Southwest 1/4 of Section 12, Township 3 South, Range 13 West, Village of Mattawan, Van Buren County, Michigan.

       Newburgh City Gate located North of Plymouth Road and East of Newburgh Road, on Lots 18, 19 and 20 of Woodlands Village a subdivision of part of the West 1/2 of the Southwest 1/4 of Section 29, Township 1 South, Range 9 East, City of Livonia, Wayne County, Michigan.


(b) Sites for Regulators, Compressors, Metering and Odorizing Stations and Processing Plants.


       Woodward and Fulton Gas Regulator Station Site located South of Nebraska Avenue on Lot 452 of Woodward Estates Subdivision, according to the recorded plat thereof, and being a part of the East 1/2 of the Northwest 1/4 of Section 4, Township 2 North, Range 10 East, Bloomfield Township, Oakland County, Michigan.

       Commerce and Bogie Lake Regulator Station Site located South of Wise Road and East of Commerce Road in the Northwest 1/4 of the Northeast 1/4 of Section 10, Township 2 North, Range 8 East, Commerce Township, Oakland County, Michigan.


                                     VI.

                             GAS STORAGE FIELDS


       The natural gas rights and interests of the Company, including wells and well lines (but not including natural gas, oil and minerals), the gas gathering system, the underground gas storage rights, the underground gas storage wells and injection and withdrawal system used in connection therewith, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture: In the Overisel Gas Storage Field, located in the Township of Overisel, Allegan County, and in the Township of Zeeland, Ottawa County, Michigan; in the Northville Gas Storage Field located in the Township of Salem, Washtenaw County, Township of Lyon, Oakland County, and the Townships of Northville and Plymouth and City of Plymouth, Wayne County, Michigan; in the Salem Gas Storage Field, located in the Township of Salem, Allegan County, and in the Township of Jamestown, Ottawa County, Michigan; in the Ray Gas Storage Field, located in the Townships of Ray and Armada, Macomb County, Michigan; in the Lenox Gas Storage Field, located in the Townships of Lenox and Chesterfield, Macomb County, Michigan; in the Ira Gas Storage Field, located in the Township of Ira, St. Clair County, Michigan; in the Puttygut Gas Storage Field, located in the Township of Casco, St. Clair County, Michigan; in the Four Corners Gas Storage Field, located in the Townships of Casco, China, Cottrellville and Ira, St. Clair County, Michigan; in the Swan Creek Gas Storage Field, located in the Township of Casco and Ira, St. Clair County, Michigan; and in the Hessen Gas Storage Field, located in the Townships of Casco and Columbus, St. Clair, Michigan.


                                    VII.

                           GAS TRANSMISSION LINES


       All the gas transmission lines of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including gas mains, pipes, pipelines, gates, valves, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such transmission lines or any of them or adjacent thereto; together with all real property, right of way, easements, permits, privileges, franchises and rights for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways, within as well as without the corporate limits of any municipal corporation, including lines in the State of Michigan connecting the points indicated as follows:


(a)  Transmission Lines:
                                                                   LENGTH
                                                        SIZE       IN MILES

Commencing at Michigan Petroleum
Exploration Inc. #1-5A Whittum
Well in the Southwest 1/4 of the
Northeast 1/4 of Section 5 and
running Northwesterly and Westerly
to Consumers Energy Company's
Hamlin "8" Field Lateral in the
Southwest 1/4 of the Northwest 1/4
of Section 5, Township 1 North,
Range 3 West, Hamlin Township,
Eaton County, Michigan. . . . . . . .                2 3/8-inch        .38

Commencing at Michigan Petroleum
Exploration Inc. #1-5A Whittum Well
in the Southwest 1/4 of the Northeast
1/4 of Section 5 and running Northerly
and Westerly to a point on the Hamlin
"8" Field Lateral in the Southeast 1/4
of the Northwest 1/4 of said Section 5,
all in Township 1 North, Range 3 West,
Hamlin Township, Eaton County,
Michigan. . . . . . . . . . . . . . .                2 3/8-inch        .38

Commencing at Nomeco #1-12 State
Pinewood Shores Well in the
Southeast 1/4 of the Northwest
1/4 of Section 12, and running
Southerly to Consumers Energy
Company's 4 1/2" East Bay "12(A)"
Field Lateral in the Northeast
1/4 of the Southwest 1/4 of
Section 12, all in Township 26
North, Range 10 West, East Bay
Township, Grand Traverse
County, Michigan. . . . . . . . . . .                2 3/8-inch        .03

Commencing at Sullivan #1 Orla
Well in the Northwest 1/4 of
the Northeast 1/4 of Section 19,
Township 2 North, Range 2 East,
White Oak Township, Ingham County
and running Southwesterly to a point
on the existing Consumers Energy
Company's White Oak "32" Field Lateral
in the Southeast 1/4 of the Northeast
1/4 of Section 24, Township 2 North,
Range 1 East, Ingham Township,
Ingham County, Michigan . . . . . . .                2 3/8-inch        1.3

                                                                 LENGTH
                                                     SIZE        IN MILES

Commencing at West Bay #2-31
State-Kalkaska Well in the
Northeast 1/4 of the Northeast
1/4 of Section 31 and running
Northwesterly to Consumers E
nergy Company's 10 3/4" Whitewater
"36" Lateral in the Southeast 1/4
of the Southwest 1/4 of Section 30,
all in Township 27 North, Range 8
West, Kalkaska Township, Kalkaska
County, Michigan. . . . . . . . . . .                2 3/8-inch        .78

Commencing at Finders #3-25 Meter
Run and running generally
Northeasterly to Finders #4-25
Johnson-State to Manistee Well
Lateral, all in the Southeast 1/4
of the Southeast 1/4 of the
Southeast 1/4 of Section 24,
Township 22 North, Range 17 West,
Manistee Township, Manistee
County, Michigan. . . . . . . . . . .                2 3/8-inch        .02

Commencing at Federal Oil Company
#1-8 Deel, et al., Well, and running
generally Northerly to Michigan
Consolidated Gas Company's 16" Blair
Loop Pipeline Extension, all in the
Northeast 1/4 of the Southwest 1/4
of Section 8, Township 23 North,
Range 14 West, Maple Grove Township,
Manistee County, Michigan . . . . . .                2 3/8-inch        .15

Commencing at Finders #7-19A
State Maple Grove Well in the
Northeast 1/4 of the Southeast
1/4 of Section 19, and running
generally Easterly to Michigan
Consolidated Gas Company's 3 1/2"
Pipeline in the West 1/2 of the
Southwest 1/4 of Section 20,
all in Township 23 North,
Range 14 West, Maple Grove
Township, Manistee County,
Michigan. . . . . . . . . . . . . . .                2 3/8-inch        .30

Commencing at Terra Energy #11-29
Watson Well and running Northerly to
Michigan Consolidated Gas Company's
16" Blair Loop Pipeline, all being in
the Southeast 1/4 of the Southeast 1/4
of Section 29, Township 23 North,
Range 15 West, Bear Lake Township,
Manistee County, Michigan . . . . . .                2 3/8-inch        .12

Commencing at Muskegon Development
Traverse Lakes Central Production
Facility in the Northeast 1/4 of
the Southeast 1/4 of Section 24 and
running Southerly to a point on the
existing Consumers Energy Company's
6 5/8" Charlton "24" Field Lateral
in the Southeast 1/4 of the Southeast
1/4 of Section 24, all in Township 30
North, Range 1 West, Charlton Township,
Otsego County, Michigan . . . . . . .                2 3/8-inch        .34

Commencing at Muskegon Development
Ginsel Lake Central Production Facility
in the Northeast 1/4 of the Southeast
1/4 of Section 14, and running Northerly
to Shell Oil Company's 8" Pipeline in the
Southeast 1/4 of the Northeast 1/4 of
Section 14, all in Township 30 North,
Range 2 West, Chester Township, Otsego
County, Michigan. . . . . . . . . . .                2 3/8-inch        .31

                                                                 LENGTH
                                                      SIZE       IN MILES

Commencing at Muskegon Development
Lower Chub Lake Central Production
Facility in the Southwest 1/4 of
the Southeast 1/4 of Section 18 and
running Northwesterly to Michigan
Consolidated Gas Company's 20"
Kalkaska Tie Line in the North 1/2 of
the Northwest 1/4 of Section 18, all
in Township 29 North, Range 2 West,
Chester Township, Otsego County,
Michigan. . . . . . . . . . . . . . .                2 3/8-inch        1.0

Commencing at Muskegon Development Hayes
"15" Central Production Facility in the
Southwest 1/4 of the Southeast 1/4 of
Section 15 and running Southeasterly to
a point on Michigan Consolidated Gas
Company's 20" Kalkaska Tie Line in the
Southeast 1/4 of the Southeast 1/4 of
Section 15, all in Township 29 North,
Range 4 West, Hayes Township, Otsego
County, Michigan. . . . . . . . . . .                2 3/8-inch        .2

Commencing at Antrim Development
Dodge Lake Central Production
Facility and running Northwesterly
to a point on Michigan Consolidated
Gas Company's 20" Kalkaska Tie Line,
all in the Southeast 1/4 of the
Northeast 1/4 of Section 18, Township
29 North, Range 3 West, Otsego Lake
Township, Otsego County, Michigan . .                2 3/8-inch        .09

Commencing at Traverse #1-10 Gembis
-McDonald Well in the Southeast 1/4
of the Northwest 1/4 of Section 10
and running Southerly and Easterly
through Sections 10, 14 and 15 to a
point on the existing 4 1/2" Consumers
Energy Company's Field Lateral in the
Northwest 1/4 of the Northwest 1/4 of
Section 14, all in Township 26 North,
Range 10 West, East Bay Township, Grand
Traverse County, Michigan . . . . . .                4 1/2-inch        1.69

Commencing at Amoco-Nomeco #3A-31 State
Union "V" Well in the Northwest 1/4 of
the Northeast 1/4 of Section 31 and
running Southerly and Westerly to a
point on the existing 4" Michigan
Consolidated Gas Company's Union "31"
Pipeline in the Northeast 1/4 of the
Southwest 1/4 of said Section 31, all
in Township 26 North, Range 9 West,
Union Township, Grand Traverse County,
Michigan. . . . . . . . . . . . . . .                4 1/2-inch        .97

Commencing at Amoco #1-20 State
-Whitewater "J" Well in the Southwest
1/4 of the Southwest 1/4 of Section 20
and running Southerly to a point on the
existing Consumers Energy Company's
Whitewater "32" Field Lateral in the
Northwest 1/4 of the Northwest 1/4 of
Section 32, all in Township 27 North,
Range 9 West, Whitewater Township,
Grand Traverse County, Michigan . . .                4 1/2-inch        1.48

Commencing at Miller Brothers, Nomeco
Tribal #2-24 State, Cleon Well in the
Northeast 1/4 of the Northeast 1/4 of
Section 24 and running Northerly to an
existing 8" Shell Pipeline in the
Southeast 1/4 of the Northeast 1/4 of
Section 13, all in Township 24 North,
Range 13 West, Cleon Township, Manistee
County, Michigan. . . . . . . . . . .                4 1/2-inch        .87

                                                                   LENGTH
                                                       SIZE        IN MILES

Commencing at Total #2-30B Gustafson
Well in the Northwest 1/4 of the
Southwest 1/4 of Section 30 and
running Northerly to Consumers Energy
Company's 4 1/2" Maple Grove "30"
Field Lateral in the Southwest 1/4
of the Northwest 1/4 of Section 30,
all in Township 23 North, Range 14
West, Maple Grove Township,
Manistee County, Michigan . . . . . .                4 1/2-inch        .06

Commencing at Petrostar Manistee "36"
Facility and running Southeasterly to
Michigan Consolidated Gas Company's 6"
Manistee "30" Pipeline Extension III,
all located in the Southwest 1/4 of the
Northeast 1/4 of Section 36, Township 22
North, Range 17 West, Manistee Township,
Manistee County, Michigan . . . . . .                4 1/2-inch        .08

Commencing at Northern Michigan
Petroleum #1-3 Randall-Thompson Well
in the Northwest 1/4 of the Northwest
1/4 of Section 3 and running Easterly
to Consumers Energy Company's Traverse
#1-2 Myers-Olsen Well Lateral in the
Northwest 1/4 of the Northwest 1/4 of
Section 2, all in Township 23 North,
Range 15 West, Bear Lake Township,
Manistee County, Michigan . . . . . .                4 1/2-inch        1.22

Commencing at Muskegon Development
Central Production Facility in the
Northeast 1/4 of the Southwest 1/4
of Section 18, Township 29 North,
Range 1 West, Charlton Township and
running Northwesterly to a point in
the Northeast 1/4 of Section 13,
Township 29 North Range 2 West,
Chester Township; thence Easterly to
Consumers Energy Company's 4 1/2"
Charlton "18" Pipeline in the West
1/4 of the Northwest 1/4 of Section
18, Township 29 North, Range 1 West,
Charlton Township, all in Otsego
County, Michigan. . . . . . . . . . .                4 1/2-inch        .60

Commencing at Miller Brothers
#2-6A State Charlton Well in the
Northwest 1/4 of the Northwest 1/4
of Section 6, Township 29 North,
Range 1 West, Charlton Township,
running Westerly to Consumers
Energy Company's Chester "1" Field
Lateral in the Northeast 1/4 of the
Northeast 1/4 of Section 1, Township
29 North, Range 2 West, Chester
Township, all in Otsego County,
Michigan. . . . . . . . . . . . . . .                4 1/2-inch        .10

Commencing at Miller Brothers Charlton
"18" Gas Sweetening Facility in the
Northwest corner of Section 18, Township
29 North, Range 1 West, Charlton Township,
and running Northerly to Consumers Energy
Company's 4 1/2" Chester "1" Field Lateral
in the Northeast 1/4 of the Northeast 1/4
of Section 1, Township 29 North, Range 2
West, Chester Township, all in Otsego
County, Michigan. . . . . . . . . . .                4 1/2-inch        2.05

Commencing at Muskegon Development Bass
Lake Central Production Facility in the
Northeast 1/4 of the Southeast 1/4 of
Section 3, Township 29 North, Range 2 West,
Chester Township, Otsego County, running
generally Northerly to a point on the
existing Consumers Energy Company's Chester
"34" Field Lateral in the Southeast 1/4 of
the Southeast 1/4 of Section 34, Township
30 North, Range 2 West, Chester Township,
Otsego County, Michigan . . . . . . .                4 1/2-inch        1.0

                                                                   LENGTH
                                                         SIZE      IN MILES

Commencing at a point on the existing
Muskegon Development Pipeline in the
Northeast 1/4 of the Southwest 1/4 of
Section 20 and running Easterly and
Southerly through Sections 20, 21 and
22 to a point on the existing Michigan
Consolidated Gas Company's Dover "27"
Pipeline Extension, all in Township 31
North, Range 2 West, Dover Township,
Otsego County, Michigan . . . . . . .                4 1/2-inch       2.2

Commencing at Mack Oil Central Production
Facility in the Northwest 1/4 of the
Southwest 1/4 of Section 24 and running
Northerly to Michigan Consolidated Gas
Company's 20" Kalkaska Tie Line in the
Northwest 1/4 of the Northwest 1/4 of
Section 24, all in Township 29 North,
Range 4 West, Hayes Township, Otsego
County, Michigan. . . . . . . . . . .                4 1/2-inch       .50

Commencing at Antrim Development
Central Production Facility in the
Northwest 1/4 of the Northwest 1/4
of Section 10 and running in an
Easterly and Southerly direction
through Sections 10, 14 and 15 to a
point on the existing Michigan
Consolidated Gas Company's Kalkaska
Tie Line in the Northwest 1/4 of the
Northwest 1/4 of Section 23, all in
Township 29 North, Range 4 West,
Hayes Township, Otsego County,
Michigan. . . . . . . . . . . . . . .                4 1/2-inch       2.32

Commencing at Muskegon Development
Heart Lake Central Production
Facility in the Northwest 1/4 of the
Northeast 1/4 of Section 28 and running
Northerly and Easterly in Sections 28,
21 and 22 to a point on the existing 6"
Michigan Consolidated Gas Company's
Otsego Lake "34" Pipeline in the South
1/2 of Section 22, all in Township 29
North, Range 3 West, Otsego Lake Township,
Otsego County, Michigan . . . . . . .                4 1/2-inch       1.28

Commencing at Muskegon Development
East Heart Lake Central Production
Facility in the Northwest 1/4 of
the Southwest 1/4 of Section 26 and
running Southerly; thence Westerly
to a point on the existing 6"
Michigan Consolidated Gas Company's
Otsego Lake "34" Pipeline in the
Northeast 1/4 of the Southeast 1/4
of Section 27, all in Township 29
North, Range 3 West, Otsego Lake
Township, Otsego County,
Michigan. . . . . . . . . . . . . . .                4 1/2-inch       .43

Commencing at Schmude Oil Incorporated
#2-34 Consumers Energy Company Well in
the Southwest 1/4 of the Northwest 1/4
of Section 34 and running Southerly to
Consumers Energy Company's 8 5/8" Lyon
"34" Pipeline in the Southeast 1/4 of
the Southeast 1/4 of Section 33 all in
Township 1 North, Range 7 East, Lyon
Township, Oakland County, Michigan. .                8 5/8-inch       2.1


(b) Also all the real property, rights of way, easements, permits, privileges and rights for or relating to the construction, maintenance or operation of certain transmission lines, the land and rights for which are owned by the Company, which are either not built or are now being constructed, as follows:


      A complete transmission line right of way commencing at Somoco Production Facility in the Southeast 1/4 of the Southeast 1/4 of the Northwest 1/4 and running Southeasterly to a tap site on Consumers Energy Company's existing 26" St. Clair-Macomb Junction-Rochester Pipeline in the Northwest 1/4 of the Northwest 1/4 of the Southeast 1/4, all in Section 2, Township 3 North, Range 12 East, Shelby Township, Macomb County, Michigan.

                                    VIII.

                          GAS DISTRIBUTION SYSTEMS


      All the gas distribution systems of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including tunnels, conduits, gas mains and pipes, service pipes, fittings, gates, valves, connections, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such distribution systems or any of them or adjacent thereto; together with all real property, rights of way, easements, permits, privileges, franchises, grants and rights, for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways within as well as without the corporate limits of any municipal corporation, including, in the State of Michigan, systems in or near the cities, villages and townships named in the following tabulation. Such gas distribution systems are or may be operated by authority of certain state or legislative grants and/or of certain local franchises granted by the governing bodies of said cities, villages and townships, which grants or franchises include the following:


WHERE LOCAL FRANCHISE EXISTS,
  CITY, VILLAGE OR TOWNSHIP              ITS EFFECTIVE DATE

Allegan County
   Township of Dorr         . . . . . . .   November  24, 1994      Renewal
Allegan County
   City of Holland          . . . . . . .    February 22, 1995      New
   (A portion of Twp)
Allegan County
   Township of Martin       . . . . . . .      August 26, 1997      Renewal
Allegan County
   Township of Overisel     . . . . . . .       April 16, 1994      New
Allegan County
   Township of Salem        . . . . . . .     October 21, 1993      Renewal
   (A portion of Twp)
Arenac County
   Township of Arenac       . . . . . . .      August 11, 1993      Renewal
Arenac County
   City of Au Gres          . . . . . . .       April 21, 1994      Renewal
Arenac County
   Township of Deep River   . . . . . . .    November 18, 1993      Renewal
Arenac County
   City of Omer             . . . . . . .       March 24, 1994      Renewal
Arenac County
   Village of Sterling      . . . . . . .       March 17, 1994      Renewal
Arenac County
   Township of Whitney      . . . . . . .       April 24, 1997      Renewal
Barry County
   Township of Baltimore    . . . . . . .       April 28, 1995      New
Barry County
   Township of Irving       . . . . . . .      August 25, 1995      New
Barry County
   Township of Orangeville  . . . . . . .       March 14, 1997      Renewal
Barry County
   Township of Yankee Springs . . . . . .       March 26, 1997      Renewal
Bay County
   Township of Beaver       . . . . . . .      August 29, 1997      Renewal
Bay County
   Township of Kawkawlin    . . . . . . .   September 29, 1995      Renewal
Bay County
   Township of Portsmouth   . . . . . . .         May 19, 1995      Renewal
Berrien County
   Township of Watervliet   . . . . . . .   September 23, 1993      New
Branch County
   Township of Matteson     . . . . . . .   September 15, 1995      Renewal
Branch County
   Township of Sherwood     . . . . . . .     October 20, 1995      Renewal
Branch County
   Village of Sherwood      . . . . . . .     October 13, 1995      Renewal
Branch County
   Township of Union        . . . . . . .     October 21, 1994      New
   (A portion of Twp)
Calhoun County
   Township of Athens       . . . . . . .      October 1, 1995      Renewal
   (A portion of Twp)
Calhoun County
   Village of Athens        . . . . . . .   September 17, 1995      Renewal
Calhoun County
   Township of Convis       . . . . . . .   September 25, 1993      Renewal

WHERE LOCAL FRANCHISE EXISTS,
  CITY, VILLAGE OR TOWNSHIP                 ITS EFFECTIVE DATE

Calhoun County
   Township of Emmett       . . . . . . .         May 22, 1994      Renewal
   (A portion of Twp)
Calhoun County
   Township of Lee          . . . . . . .         May 26, 1997      New
   (A portion of Twp)
Calhoun County
   Township of Leroy        . . . . . . .         May 21, 1995      New
Cass County
   Township of Marcellus    . . . . . . .       March 25, 1994      Renewal
Cass County
   Village of Marcellus     . . . . . . .      October 8, 1993      Renewal
Clinton County
   Township of Bengal       . . . . . . .     October 25, 1993      Renewal
Clinton County
   Township of Dallas       . . . . . . .    November 15, 1993      Renewal
Clinton County
   Township of DeWitt       . . . . . . .      October 3, 1995      Renewal
Clinton County
   Township of Eagle        . . . . . . .    February 12, 1997      Renewal
Clinton County
   Village of Elsie         . . . . . . .        March 4, 1995      Renewal
Clinton County
   Village of Fowler        . . . . . . .     October 25, 1993      Renewal
Clinton County
   Township of Greenbush    . . . . . . .    February 11, 1996      New
Clinton County
   Village of Ovid          . . . . . . .      August 11, 1993      Renewal
Clinton County
   Township of Westphalia   . . . . . . .     October 27, 1993      Renewal
Clinton County
   Village of Westphalia    . . . . . . .    December 20, 1993      Renewal
Eaton County
   Township of Carmel       . . . . . . .      August 30, 1995      Renewal
Eaton County
   Township of Hamlin       . . . . . . .       April 22, 1996      Renewal
Eaton County
   Township of Walton       . . . . . . .      August 16, 1995      Renewal
Genesee County
   Township of Argentine    . . . . . . .    February 27, 1994      Renewal
Genesee County
   Township of Flint        . . . . . . .        April 1, 1996      Renewal
Genesee County
   Township of Forest       . . . . . . .   September 23, 1993      Renewal
Genesee County
   Village of Gaines        . . . . . . .     January 28, 1994      Renewal
Genesee County
   Township of Genesee      . . . . . . .       March 27, 1996      Renewal
Genesee County
   Village of Goodrich      . . . . . . .        July 31, 1995      Renewal
Genesee County
   Township of Mount Morris . . . . . . .     January 12, 1996      Renewal
Genesee County
   Village of Otisville     . . . . . . .    December 17, 1993      Renewal
Genesee County
   City of Swartz Creek     . . . . . . .     October 14, 1996      Renewal
Gladwin County
   City of Gladwin          . . . . . . .   September 23, 1993      Renewal
Gladwin County
   Township of Sage         . . . . . . .    November 18, 1993      New
Gratiot County
   Township of Arcada       . . . . . . .       March 18, 1994      Renewal
Gratiot County
   Village of Ashley        . . . . . . .    November 12, 1993      Renewal
Gratiot County
   Township of Bethany      . . . . . . .       March 22, 1994      Renewal
Gratiot County
   Township of Elba         . . . . . . .     October 19, 1993      Renewal
Gratiot County
   Township of Emerson      . . . . . . .    February 25, 1994      Renewal
Gratiot County
   Township of New Haven    . . . . . . .     October 20, 1995      Renewal
Gratiot County
   Township of North Star   . . . . . . .   September 24, 1993      Renewal
Gratiot County
   Township of Sumner       . . . . . . .        July 11, 1997      Renewal
Gratiot County
   Township of Washington   . . . . . . .   September 21, 1993      Renewal
Gratiot County
   Township of Wheeler      . . . . . . .    February 18, 1994      Renewal
Hillsdale County
   Township of Somerset     . . . . . . .      August 29, 1997      Renewal

WHERE LOCAL FRANCHISE EXISTS,
  CITY, VILLAGE OR TOWNSHIP                 ITS EFFECTIVE DATE

Huron County
   City of Bad Axe          . . . . . . .    November 20, 1993      Renewal
Huron County
   Township of Bingham      . . . . . . .   September 18, 1993      Renewal
Huron County
   Township of Caseville    . . . . . . .       April 19, 1995      Renewal
Huron County
   Village of Caseville     . . . . . . .        June 22, 1994      Renewal
Huron County
   Township of Colfax       . . . . . . .   September 23, 1993      Renewal
Huron County
   Township of Dwight       . . . . . . .       March 15, 1995      Renewal
Huron County
   Township of Fair Haven   . . . . . . .      August 16, 1995      Renewal
Huron County
   City of Harbor Beach     . . . . . . .   September 24, 1993      Renewal
Huron County
   Township of Hume         . . . . . . .    February 25, 1995      Renewal
Huron County
   Village of Kinde         . . . . . . .    December 23, 1994      Renewal
Huron County
   Township of Lake         . . . . . . .       March 29, 1995      Renewal
Huron County
   Township of Lincoln      . . . . . . .       March 16, 1995      Renewal
Huron County
   Township of Mc Kinley    . . . . . . .    December 21, 1994      Renewal
Huron County
   Township of Meade        . . . . . . .    February 28, 1995      Renewal
Huron County
   Township of Oliver       . . . . . . .     February 9, 1994      Renewal
Huron County
   Village of Owendale      . . . . . . .     October 19, 1993      Renewal
Huron County
   Village of Pigeon        . . . . . . .      January 2, 1994      Renewal
Huron County
   Township of Port Austin  . . . . . . .     January 26, 1995      Renewal
Huron County
   Village of Port Austin   . . . . . . .     October 18, 1994      Renewal
Huron County
   Township of Sand Beach   . . . . . . .     October 29, 1993      Renewal
Huron County
   Township of Sheridan     . . . . . . .    November 12, 1993      Renewal
Huron County
   Township of Sherman      . . . . . . .       March 24, 1995      Renewal
Huron County
   Township of Sigel        . . . . . . .     November 9, 1993      Renewal
Huron County
   Village of Ubly          . . . . . . .    November 15, 1993      Renewal
Huron County
   Township of Verona       . . . . . . .    November 18, 1993      Renewal
Huron County
   Township of Winsor       . . . . . . .        July 21, 1993      Renewal
Ingham County
   Village of Dansville     . . . . . . .   September 28, 1995      Renewal
Ingham County
   Township of Ingham       . . . . . . .    September 1, 1995      Renewal
Ingham County
   Township of Lansing      . . . . . . .        March 9, 1996      Renewal
Ingham County
   Township of Wheatfield   . . . . . . .        July 22, 1993      Renewal
Ionia County
   Township of Campbell     . . . . . . .    November 12, 1993      New
Ionia County
   Township of Keene        . . . . . . .        July 20, 1993      New
Ionia County
   Village of Pewamo        . . . . . . .     October 11, 1993      Renewal
Isabella County
   Township of Rolland      . . . . . . .    February 23, 1995      Renewal
Isabella County
   Township of Sherman      . . . . . . .         May 16, 1994      New
Jackson County
   Township of Henrietta    . . . . . . .       March 22, 1995      Renewal
Jackson County
   Township of Liberty      . . . . . . .       April 29, 1995      Renewal
Jackson County
   Township of Rives        . . . . . . .      August 16, 1995      Renewal
Jackson County
   Township of Tompkins     . . . . . . .       April 15, 1994      New
Jackson County
   Township of Waterloo     . . . . . . .   September 28, 1994      Renewal
Kalamazoo County
   Township of Alamo        . . . . . . .   September 21, 1994      Renewal

WHERE LOCAL FRANCHISE EXISTS,
  CITY, VILLAGE OR TOWNSHIP                 ITS EFFECTIVE DATE

Kalkaska County
   Township of Bear Lake    . . . . . . .    November 23, 1995      New
Kalkaska County
   Township of Cold Springs . . . . . . .         May 18, 1995      Renewal
Kalkaska County
   Township of Excelsior    . . . . . . .        July 15, 1993      New
Kalkaska County
   Township of Kalkaska     . . . . . . .   September 21, 1995      New
   (A portion of Twp)
Kent County
   Township of Bowne        . . . . . . .    February 29, 1996      Renewal
Kent County
   Township of Byron        . . . . . . .    February 19, 1997      New
   (A portion of Twp)
Kent County
   Township of Caledonia    . . . . . . .    September 1, 1993      Renewal
Kent County
   Township of Cascade      . . . . . . .      August 31, 1994      New
   (A portion of Twp)
Lapeer County
   Township of Burnside     . . . . . . .   September 26, 1994      New
Lapeer County
   Village of Columbiaville . . . . . . .     January 13, 1994      Renewal
Lapeer County
   Township of Marathon     . . . . . . .   September 30, 1993      Renewal
Lenawee County
   Village of Britton       . . . . . . .      October 1, 1993      Renewal
Lenawee County
   Township of Franklin     . . . . . . .       April 20, 1995      Renewal
Lenawee County
   Township of Ridgeway     . . . . . . .     October 15, 1993      Renewal
Livingston County
   City of Brighton         . . . . . . .     January 21, 1994      Renewal
Livingston County
   Township of Cohoctah     . . . . . . .    February 22, 1996      Renewal
Livingston County
   Township of Conway       . . . . . . .       August 8, 1995      New
Livingston County
   Township of Deerfield    . . . . . . .       March 23, 1996      Renewal
Livingston County
   Township of Hamburg      . . . . . . .     October 20, 1993      Renewal
Livingston County
   Township of Hartland     . . . . . . .       March 30, 1995      Renewal
Livingston County
   Township of Marion       . . . . . . .       April 20, 1995      Renewal
Livingston County
   Township of Oceola       . . . . . . .    December 28, 1995      Renewal
Livingston County
   Village of Pinckney      . . . . . . .     October 21, 1993      Renewal
Livingston County
   Township of Putnam       . . . . . . .     October 28, 1993      Renewal
Macomb County
   Township of Washington   . . . . . . .      August 21, 1997      New
Macomb County
   Township of Washington   . . . . . . .   September 28, 1995      New
   (A portion of Twp)
Mecosta County
   Township of Austin       . . . . . . .        April 5, 1995      Renewal
   (A portion of Twp)
Mecosta County
   Village of Mecosta       . . . . . . .        June 16, 1995      Renewal
Mecosta County
   Township of Millbrook    . . . . . . .        June 16, 1995
Mecosta County
   Township of Morton       . . . . . . .       April 21, 1995      Renewal
Mecosta County
   Township of Sheridan     . . . . . . .        June 16, 1995      Renewal
   (A portion of Twp)
Mecosta County
   Township of Wheatland    . . . . . . .      August 25, 1993      Renewal
Midland County
   Township of Ingersoll    . . . . . . .     October 25, 1993      Renewal
Midland County
   Township of Jerome       . . . . . . .     October 25, 1993      Renewal
Midland County
   Township of Lee          . . . . . . .     January 20, 1994      Renewal
Midland County
   Township of Lincoln      . . . . . . .     January 20, 1994      Renewal
Midland County
   Village of Sanford       . . . . . . .   September 22, 1994      Renewal

WHERE LOCAL FRANCHISE EXISTS,
  CITY, VILLAGE OR TOWNSHIP                 ITS EFFECTIVE DATE

Monroe County
   Township of Whiteford    . . . . . . .      January 1, 1994      Renewal
   (A portion of Twp)
Montcalm County
   Township of Bushnell     . . . . . . .         May 18, 1995      New
Montcalm County
   Township of Fairplains   . . . . . . .       March 15, 1995      New
Montcalm County
   Township of Ferris       . . . . . . .     October 17, 1995      Renewal
Montcalm County
   Village of Mc Bride      . . . . . . .      August 25, 1993      Renewal
Montcalm County
   Township of Sidney       . . . . . . .       March 10, 1996      Renewal
Oakland County
   City of Lake Angelus     . . . . . . .       March 21, 1995      Renewal
Oakland County
   Village of Ortonville    . . . . . . .      August 17, 1993      Renewal
Osceola County
   Township of Marion       . . . . . . .       April 16, 1995      New
Osceola County
   Township of Middle Branch. . . . . . .        July 22, 1993      New
Ottawa County
   Township of Jamestown    . . . . . . .        April 2, 1997      New
   (A portion of Twp)
Saginaw County
   Township of Albee        . . . . . . .       March 11, 1996      Renewal
Saginaw County
   Township of Birch Run    . . . . . . .     January 18, 1996      Renewal
Saginaw County
   Township of Brady        . . . . . . .    December 11, 1995      Renewal
Saginaw County
   Township of Fremont      . . . . . . .        June 20, 1995      New
Saginaw County
   Township of Spaulding    . . . . . . .     December 2, 1995      Renewal
Saginaw County
   Township of Taymouth     . . . . . . .     February 6, 1995      Renewal
Saginaw County
   Township of Tittabawassee. . . . . . .      August 15, 1993      Renewal
Saint Joseph County
   Township of Leonidas     . . . . . . .   September 28, 1995      Renewal
Saint Joseph County
   Township of Mendon       . . . . . . .      August 17, 1995      Renewal
Saint Joseph County
   Village of Mendon        . . . . . . .     October 28, 1995      Renewal
Saint Joseph County
   Township of Nottawa      . . . . . . .    February 29, 1997      New
   (A portion of Twp)
Sanilac County
   Township of Delaware     . . . . . . .      March 24, 1995       Renewal
Sanilac County
   Township of Minden       . . . . . . .    February 10, 1995      Renewal
Sanilac County
   Village of Minden City   . . . . . . .        July 22, 1994      Renewal
Shiawassee County
   Township of Bennington   . . . . . . .    December 23, 1995      Renewal
Shiawassee County
   Township of Burns        . . . . . . .     October 9, 1993       Renewal
Shiawassee County
   Village of Byron         . . . . . . .    November 14, 1993      Renewal
Shiawassee County
   Township of New Haven    . . . . . . .       April 13, 1996      Renewal
Shiawassee County
   Township of Rush         . . . . . . .        July 17, 1993      Renewal
Shiawassee County
   Township of Venice       . . . . . . .      October 9, 1993      Renewal
Shiawassee County
   Village of Vernon        . . . . . . .    February 26, 1994      Renewal
Tuscola County
   Township of Almer        . . . . . . .    February 17, 1994      Renewal
Tuscola County
   Township of Arbela       . . . . . . .    February 22, 1996      Renewal
Tuscola County
   Township of Ellington    . . . . . . .        March 7, 1996      New
   (A portion of Twp)
Tuscola County
   Township of Elmwood      . . . . . . .     January 27, 1994      Renewal
Tuscola County
   Township of Fremont      . . . . . . .      August 20, 1993      Renewal
Tuscola County
   Village of Gagetown      . . . . . . .     October 14, 1993
Tuscola County
   Township of Gilford      . . . . . . .       August 5, 1993      New

WHERE LOCAL FRANCHISE EXISTS,
  CITY, VILLAGE OR TOWNSHIP                 ITS EFFECTIVE DATE

Van Buren County
   Village of Breedsville   . . . . . . .       April 22, 1997      Renewal
Van Buren County
   Township of Columbia     . . . . . . .          May 1, 1997      Renewal
Van Buren County
   Township of Hamilton     . . . . . . .     November 9, 1994      Renewal
Washtenaw County
   Township of Bridgewater  . . . . . . .         May 26, 1995      Renewal
Washtenaw County
   Township of Lima         . . . . . . .    December 15, 1995      New
Washtenaw County
   Township of Saline       . . . . . . .     October 19, 1995      New
Washtenaw County
   Township of Superior     . . . . . . .     October 29, 1996      New
Washtenaw County
   Township of Webster      . . . . . . .         May 26, 1994      Renewal
   (A portion of Twp)

                                     IX.

                              OFFICE BUILDINGS,
                      SERVICE BUILDINGS, GARAGES, ETC.


     All office, garage, service and other buildings of the Company, wherever located, in the State of Michigan, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, together with the land on which the same are situated and all easements, rights of way and appurtenances to said lands, together with all furniture and fixtures located in said buildings, including the following:

     Standish Service Center located in the North 1/2 of Section 10, Township 18 North, Range 4 East, City of Standish, Arenac
     County, Michigan.

     Marshall Training Center located in the South 1/2 of the Northeast 1/4 of Section 35, Township 2 South, Range 6 West,
     Marshall Township, Calhoun County, Michigan.

     Eaton Rapids Field Office located in the Southeast 1/4 of the Southwest 1/4 of Section 36, Township 2 North, Range 3 West,
     Eaton Rapids Township, Eaton County, Michigan.

     Lansing Credit Union located in the West 1/2 of the Northwest 1/4 of Section 9, Township 4 North, Range 2 West, City of Lansing, Ingham County, Michigan.

     Zeeland Work Headquarters located in the Southwest 1/4 of the Northwest 1/4 of Section 23, Township 5 North, Range 15 West, Holland Township, Ottawa County, Michigan.


                                     X.

                          TELEPHONE PROPERTIES AND
                        RADIO COMMUNICATION EQUIPMENT


     All telephone lines, switchboards, systems and equipment of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the line of the Indenture, used or available for use in the operation of its properties, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such telephone properties or any of them or adjacent thereto; together with all real estate, rights of way, easements, permits, privileges, franchises, property, devices or rights related to the dispatch, transmission, reception or reproduction of messages, communications, intelligence, signals, light, vision or sound by electricity, wire or otherwise, including all telephone equipment installed in buildings used as general and regional offices, substations and generating stations and all telephone lines erected on towers and poles; and all radio communication equipment of the Company, together with all property, real or personal (except any in the Indenture expressly excepted), fixed stations, towers, auxiliary radio buildings and equipment, and all appurtenances used in connection therewith, wherever located, in the State of Michigan.

     The real property, rights of way, easements, permits, privileges and rights for or relating to the construction, maintenance or operation of certain telephone properties and radio communication equipment, the land and rights for which are owned by the Company, which are either not built or are not being constructed as follows:

     Alma Radio Tower Site located West of Alger Road and East of the Ann Arbor Railroad right of way in the North 1/2 of the Northeast 1/4 of Section 33, Township 12 North, Range 3 West, City of Alma, Gratiot County, Michigan.

     Allen Radio Tower Site located West of Sand Lake Road in the
     East 1/2 of the Southeast 1/4 of Section 36, Township 6 South, Range 4 West, Allen Township, Hillsdale County, Michigan.

     Colon Radio Tower Site located South of Spring Creek Road and West of Farrand Road in the Northeast 1/4 of the Northwest 1/4 of Section 15, Township 6 South, Range 9 West, Colon Township, St. Joseph County, Michigan.

     Bad Axe Radio Tower Site located North of Priemer Road and West of Verona Road in the Southeast 1/4 of the Southeast 1/4 of
     Section 12, Township 15 North, Range 13 East, Bingham Township, Huron County, Michigan.

     Midland Radio Tower Site located East of Jefferson Road and
     North of Saiko Road in the West 1/2 of the Southwest 1/4 of
     Section 3, Township 16 North, Range 2 East, Mills Township,
     Midland County, Michigan.

     Dundee Radio Tower Site located on the West side of Dundee-Azalia Road in the Southeast 1/4 of the Southeast 1/4 of
     Section 1, Township 6 South, Range 6 East, Dundee Township,
     Monroe County, Michigan.

     Owosso Radio Tower Site located South of Highway M-21 and North of Simpson Road in the Northeast 1/4 of the Northwest 1/4 of
     Section 20, Township 7 North, Range 2 East, Owosso Township,
     Shiawassee County, Michigan.

     Sharon Valley Radio Tower Site located on the East side of
     Sylvan Road and North or Wingate Road in the Southwest 1/4 of the Northwest 1/4 of Section 15, Township 3 South, Range 3 East, Sharon Township, Washtenaw County, Michigan.


                                     XI.

                             OTHER REAL PROPERTY


     All other real property of the Company and all interests therein, of every nature and description (except any in the Indenture expressly excepted) wherever located, in the State of Michigan, acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the line of the Indenture, including:


                               Allegan County

     All of the lands, estates, easements, hereditaments and appurtenances in the County of Allegan, described as follows:

     Lots 9 and 10 in Block 12, Lots 1, 2, 4, 5, 6, 7, 8 and 9 in Block 16, and Lots 1, 2, 3, 4, 8 and 9 in Block 20, all being a part of the South Haven Highlands, a subdivision in Section 24, Township 1 North, Range 17 West, according to the recorded plat thereof, as recorded in Liber 4 of Plats on page 50, Allegan County Records.

     Lot 12 in Block 20 in the subdivision of South Haven Highlands, in Section 24, Township 1 North, Range 17 West, according to the recorded plat thereof, as recorded in Liber 4 of Plats on page 50, Allegan County Records.

     Lot 13 in Block 12 in the subdivision of South Haven Highlands, in Section 24, Township 1 North, Range 17 West, according to the recorded plat thereof, as recorded in Liber 4 of Plats on page 50, Allegan County Records.


                                 Bay County

     All of the lands, estates, easements, hereditaments and appurtenances in the County of Bay, described as follows:

     The South 660 feet of the Southwest 1/4 of the Northeast 1/4 of
     Section 23, Township 14 North, Range 6 East.

     The East 1/2 of the Southeast 1/4 of Section 23, Township 14 North, Range 6 East, excepting therefrom the following described parcel of land: To find the place of beginning of said excepted parcel of land, commence at the Southeast corner of said section; run thence N 88(DEGREE) 38' 00" W along the South line of said section, 661.57 feet to the place of beginning of the description of said excepted parcel of land; thence continuing N 88(DEGREE) 38' 00" W, 342.78 feet; thence N 00(DEGREE) 31' 52"
     E, 1307.33 feet to the South 1/8 line of said section; thence S 88(DEGREE) 30' 00" E, 338.73 feet; thence S 00(DEGREE) 21' 15"
     W, 1306.61 feet to the place of beginning of said excepted parcel of land.

     The East 1/2 of the West 1/2 of the Southwest 1/4 of Section 24, Township 14 North, Range 6 East.


                                Branch County

     All of the lands, estates, easements, hereditaments and appurtenances in the County of Branch, described as follows:

     A parcel of land in the Southeast 1/4 and the South 1/4 of the Northeast 1/4 of Section 3, Township 5 South, Range 7 West, being more particularly described as follows: Beginning at the South 1/4 corner of said Section 3 and running thence N 00(DEGREE) 35' 26" E, 2664.48 feet along the North and South 1/4 line to the center of said Section 3; thence continuing along said North and South 1/4 line N 00(DEGREE) 35' 26" E, 665.98 feet to the North line of the South 1/4 of the Northeast 1/4; thence along said North line N 88(DEGREE) 42' 35" E, 2634.64 feet to the East line of said section; thence along said East line S 00(DEGREE) 38' 56" W, 665.17 feet to the East 1/4 corner of said section; thence continuing along said East line S 00(DEGREE) 28' 58" W, 1857.56 feet; thence North 66(DEGREE) 05' 38" W, 396.00 feet; thence parallel with the South line of said section S 88(DEGREE) 29' 28" W, 647.00 feet; thence S 01(DEGREE) 30' 32" E, 701.00 feet; thence parallel with the South line of said section S 88(DEGREE) 29' 28" W, 829.00 feet; thence S 01(DEGREE) 30' 32" E, 266.00 feet to the South line of said section and the center line of Hayner Road right of way; thence along said South line and said road right of way center line S 88(DEGREE) 29' 28" W, 833.36 feet to the point of beginning.

     The North 10 acres of the South 1/2 of the Southeast 1/4 of the Northeast 1/4 of Section 33, Township 5 South, Range 7 West, being more particularly described as follows: To find the point of beginning of this description, commence at the East 1/4 corner of said Section 33; thence N 00(DEGREE) 13' 38" E, along the East line of said section, 328.30 feet to the point of beginning of this description; thence continuing N 00(DEGREE) 13' 38" E, along said East line of said section, 330.57 feet to the North line of the South 1/2 of the Southeast 1/4 of the Northeast 1/4 of said section; thence N 89(DEGREE) 16' 18" W, along said North line, 1317.34 feet to the West line of the Southeast 1/4 of the Northeast 1/4 of said section; thence S 00(DEGREE) 23' 44" W, along said West line, 330.57 feet to the South line of the North 10 acres of the South 1/2 of the Southeast 1/4 of the Northeast 1/4 of said section; thence S 89(DEGREE) 16' 18" E, along said South line, 1318.33 feet to the point of beginning.

     The South 10 acres of the Southeast 1/4 of the Northeast 1/4 of
     Section 33, Township 5 South, Range 7 West, being more particularly described as follows: Beginning at the East 1/4 corner of said Section 33; running thence N 89(DEGREE) 18' 13" W, along the East and West 1/4 line of said section, 1319.28 feet to the West line of the Southeast 1/4 of the Northeast 1/4 of said section; thence N 00(DEGREE) 23' 44" E, along said West line of the Southeast 1/4 of the Northeast 1/4 of said section,
     329.03 feet to the North line of the South 10 acres of said Southeast 1/4 of the Northeast 1/4 of said section; thence S 89(DEGREE) 16' 18" E, along said North line of said South 10 acres of the Southeast 1/4 of the Northeast 1/4 of said section, 1318.33 feet to a point on the East section line of said section; thence S 00(DEGREE) 13' 38" W, along said East section line, 328.30 feet to the point of beginning.

     A strip of land 190 feet in width across the North 1/2 of the Southeast 1/4 of the Northeast 1/4 of Section 33, Township 5 South, Range 7 West, being more particularly described as follows: To find the point of beginning of this description, commence at the East 1/4 corner of said Section 33; thence N 00(DEGREE) 13' 38" E, along the East line of said section,
     658.87 feet to the South line of the North 1/2 of the Southeast 1/4 of the Northeast 1/4 of said section; thence N 89(DEGREE) 16' 18" W, along said South line, 1051.07 feet to a point 215 feet East of the center line of Consumers Energy Company's existing Verona Batavia electric transmission line, said point being the point of beginning of this description; thence continuing N 89(DEGREE) 16' 18" W, along said South line, 190.02 feet; thence N 00(DEGREE) 07' 27" E, along a line 25 feet East of and parallel with the center line of said existing transmission line, 659.58 feet to the North line of the North 1/2 of the Southeast 1/4 of the Northeast 1/4 of said section; thence S 89(DEGREE) 14' 22" E, along said North line, 190.02 feet; thence S 00(DEGREE) 07' 27" W 659.48 feet to the point of beginning.

     A parcel of land in the Northeast 1/4 of Section 21, and in the Northwest 1/4 of Section 22, Township 6 South, Range 7 West, described as follows: Commencing at the Northeast corner of said Section 21 and running thence N 89(DEGREE) 54' 51" E, 8.39 feet to a point in the center line of Snow Prairie Road; thence along the center line of said Snow Prairie Road S 28(DEGREE) 04' 51" W, 629.86 feet to the point of beginning of this description; thence S 65(DEGREE) 27' 32" E, 660.15 feet; thence S 27(DEGREE) 45' 51" W, 600.00 feet; thence S 89(DEGREE) 30' 51"
     W, 754.00 feet to a point on the center line of Snow Prairie Road; thence along said Snow Prairie Road center line N 28(DEGREE) 04' 51" E, 919.78 feet to the point of beginning. Excepting therefrom a parcel of land described as: Commencing at the Northeast corner of said Section 21 and running thence N 89(DEGREE) 54' 51" E, 8.39 feet to a point in the center line of Snow Prairie Road; thence along the center line of said Snow Prairie Road S 28(DEGREE) 04' 51" W, 629.86 feet to the point of beginning; thence continuing along said road center line, S 28(DEGREE) 04' 51" W, 207.96 feet; thence S 61(DEGREE) 55' 09"
     E, 200.00 feet; thence N 28(DEGREE) 04' 51" E, 220.31 feet;
     thence N 65(DEGREE) 27' 32" W, 200.06 feet to the point of beginning.

     A parcel of land in the Northeast 1/4 of the Northeast 1/4 of
     Section 34, Township 6 South, Range 7 West, described as:
     Commencing at the Northeast corner of said Section 34 and running thence S 89(DEGREE) 58' 53" W, 1305.52 feet along the North line of said Section 34 to the West line of the Northeast 1/4 of the Northeast 1/4 of said Section 34; thence along said West line S 00(DEGREE) 07' 01" E, 446.35 feet to the place of beginning of this description; thence continuing along said West line S 00(DEGREE) 07' 01" E, 132.79 feet; thence N 64(DEGREE) 31' 39" E, 281.71 feet; thence N 20(DEGREE) 05' 33" W, 120.53 feet; thence S 64(DEGREE) 31' 39" W, 236.14 feet to the place of beginning.

     A parcel of land in the Northwest 1/4 of Section 10, Township 7 South, Range 7 West, described as follows: Commencing at the North 1/4 corner of said Section 10 and running thence S 89(DEGREE) 36' 53" W, 442.72 feet along the North line of said
     Section 10 and the center line of Lockwood Road to the point of beginning of this description; thence continuing S 89(DEGREE) 36' 53" W, 251.26 feet along said North line and said center line of Lockwood Road; thence S 01(DEGREE) 24' 39" E, 306.28 feet; thence N 89(DEGREE) 36' 53" E, 251.26 feet; thence N 01(DEGREE) 24' 39" W, 306.28 feet to the point of beginning.

     The Southwest 1/4 of the Southwest 1/4, except the East 16 rods and except the South 72 rods thereof, of Section 19, Township 7 South, Range 7 West, said parcel being more particularly described as follows: To find the point of beginning of this description, commence at the Southwest corner of said Section 19; thence N 00(DEGREE) 16' 17" E along the West line of said section, 1188.00 feet to the point of beginning of this description; thence continuing N 00(DEGREE) 16' 17" E, 145.11 feet to the North line of the Southwest 1/4 of the Southwest 1/4 of said section; thence S 89(DEGREE) 35' 36" E along said North line, 1213.75 feet; thence S 00(DEGREE) 21' 29" W, 143.50 feet;
     thence N 89(DEGREE) 40' 10" W, 1213.53 feet to the point of beginning.

     The Northeast 1/4 of the Northwest 1/4 of Section 28, Township 7 South, Range 8 West, more particularly described as follows:
     Commence at the North 1/4 corner of said Section 28; thence along the North and South 1/4 line of said Section 28, S 00(DEGREE) 33' 39" W, 1321.29 feet to the South line of the Northeast 1/4 of the Northwest 1/4 of said Section 28; thence along said South line N 89(DEGREE) 37' 27" W, 1309.33 feet to the West line of said Northeast 1/4 of the Northwest 1/4; thence along said West line N 00(DEGREE) 34' 14" E, 1323.64 feet to the North line of said Section 28 and the center line of Carpenter Road right of way; thence along said North section line and road right of way center line S 89(DEGREE) 31' 18" E, 1309.10 feet to the place of beginning.

     A parcel of land in the North 1/2 of the Northwest 1/4 of Section 33, Township 7 South, Range 8 West, more particularly described as follows: To find the place of beginning, commence at the Northwest corner of said Section 33; thence S 89(DEGREE) 38' 48" E, 33.00 feet along the North line of said Section 33 and the center line of Douglas Road to the place of beginning of this description; thence continuing S 89(DEGREE) 38' 48" E,
     82.00 feet along said North line and said center line of Douglas Road; thence S 00(DEGREE) 07' 14" W, 659.89 feet; thence N 89(DEGREE) 35' 48" W, 82.00 feet; thence N 00(DEGREE) 07' 14" E,
     659.79 feet to the place of beginning.

                               Calhoun County

     All of the lands, estates, easements, hereditaments and appurtenances in the County of Calhoun, described as follows:

     The West 1/2 of the West 1/2 of the Southwest 1/4 of Section 26, Township 1 South, Range 7 West, excepting a parcel containing 1-1/4 acres described as: Commencing at the Southeast corner of the West 1/2 of the West 1/2 of the Southwest 1/4 of Section 26; thence West 15 rods; thence North 13-1/3 rods; thence East 15 rods; thence South 13-1/3 rods to the place of beginning. Also excepting the North 36 rods of the West 1/2 of the West 1/2 of the Southwest 1/4 of Section 26. And also excepting a parcel described as beginning at a point 15 rods East of the Southwest corner of Section 26; thence North 16 rods; thence East 10 rods; thence South 16 rods; thence West 10 rods to the point of beginning. Excepting all oil, gas and other minerals in and under the above-described parcel.

     The North 70 acres of the East 120 acres of the Northeast 1/4 of
     Section 33, Township 1 South, Range 7 West, more particularly described as follows: Commencing at the Northeast corner of said Section 33, the point of beginning of this description; thence N 89(DEGREE) 39' 47" W, 1991.65 feet along the center line of N Drive North and the North line of said Section 33; thence S 00(DEGREE) 27' 57" E, 1544.61 feet; thence S 89(DEGREE) 31' 08" E, 1996.97 feet to a point on the center line of Nine Mile road and the East section line of said Section 33; thence N 00(DEGREE) 39' 34" W, 1549.71 feet along said center line and said East section line to the point of beginning. Excepting 1/2 of the oil and gas in and under the land herein described.

     The North 330 feet of the Northeast 1/4 of the Northwest 1/4 lying East of Bellevue Highway, and the North 330 feet of the West 1/2 of the Northwest 1/4 of the Northeast 1/4 of Section 33, Township 1 South, Range 7 West, more particularly described as: Commencing at the North 1/4 corner of said Section 33, the point of beginning of this description; thence N 88(DEGREE) 48' 08" W, 143.44 feet along the North line of said Section 33 and the center line of N Drive North to a point in the center line of Bellevue Highway; thence along the center line of said Bellevue Highway S 18(DEGREE) 15' 28" W, 345.08 feet; thence S 88(DEGREE) 48' 08" E, 253.89 feet to a point on the North and South 1/4 line of said Section 33; thence S 89(DEGREE) 39' 47" E, 668.51 feet to a point on the East line of the West 1/2 of the Northwest 1/4 of the Northeast 1/4 of said section; thence along said East line N 00(DEGREE) 27' 57" W, 330.03 feet to a point on the center line of N Drive North and the North line of said Section 33; thence N 89(DEGREE) 39' 47" W, 663.89 feet to the point of beginning. Excepting all oil, gas and mineral rights owned by Erasma D. Butchbaker at the time of her death.

     A strip of land across the South 433.62 feet (6 chains 57 links) of the Southwest 1/4 of the Northwest 1/4 of Section 28, Township 1 South, Range 7 West, and across the North 664.13 feet (10 chains 6-1/4 links) of the Northwest 1/4 of the Southwest 1/4 of said Section 28, and being more particularly described as follows: To find the point of beginning of this description, commence at the West 1/4 corner of said Section 28; thence S 89(DEGREE) 29' 34" E, along the East and West 1/4 line of said section, 965.53 feet to the point of beginning of this description; thence S 01(DEGREE) 36' 31" W, along the Easterly line of existing Consumers Energy Company property, 664.25 feet; thence S 89(DEGREE) 29' 34" E, 254.21 feet; thence N 01(DEGREE) 01' 47" E, 664.15 feet to the East and West 1/4 line of said section; thence continuing N 01(DEGREE) 01' 47" E, 433.64 feet; thence N 89(DEGREE) 29' 34" W, 243.12 feet to the Easterly line of existing Consumers Energy Company property; thence S 01(DEGREE) 36' 31" W, along said existing Consumers Energy Company easterly property line, 433.70 feet to the point of beginning. Except any part thereof that may lie Southerly of the center of the bed of Battle Creek River. Excepting all oil, gas and other minerals (but not sand, clay or gravel) in and under the above described strip of land, but without any right whatsoever of surface entry or surface use upon said land in connection therewith.

     A parcel of land in the Northwest 1/4 of Section 34, Township 1 South, Range 7 West, described as follows: To find the point of beginning, commence at the West 1/4 corner of said Section 34; thence N 00(DEGREE) 39' 34" W, 1926.90 feet along the West line of said Section 34 and the center line of McAllister Road; thence N 89(DEGREE) 20' 26" E, 33.00 feet; thence Northeasterly a distance of 125.00 feet along the arc of a curve to the right having a radius of 539.98 feet and a chord bearing N 05(DEGREE) 58' 20" E, 124.72 feet, to the point of beginning of this description; thence Northeasterly a distance of 130.00 feet along the arc of a curve to the right having a radius of 539.98 feet and a chord bearing N 19(DEGREE) 30' 03" E, 129.69 feet; thence S 63(DEGREE) 36' 08" E, 169.56 feet; thence S 18(DEGREE) 58' 13" W, 88.87 feet; thence N 77(DEGREE) 23' 46" W, 170.39 feet to the point of beginning.

     A parcel of land in the Northwest 1/4 of Section 34, Township 1 South, Range 7 West, described as follows: To find the point of beginning, commence at the West 1/4 corner of said Section 34; thence N 00(DEGREE) 39' 34" W, 1926.90 feet along the West line of said Section 34 and the center line of McAllister Road; thence N 89(DEGREE) 20' 26" E, 33.00 feet to the point of beginning of this description; thence Northeasterly a distance of 125.00 feet along the arc of a curve to the right having a radius of 539.98 feet and a chord bearing N 05(DEGREE) 58' 20" E, 124.72 feet; thence S 77(DEGREE) 23' 46" E, 170.39 feet;
     thence S 18(DEGREE) 58' 13" W, 90.03 feet; thence S 89(DEGREE) 20' 26" W, 150.00 feet to the point of beginning.

     The North 3/4 of the West 1/2 of the Northwest 1/4 of Section 34, Township 1 South, Range 7 West; except the Subdivision of Hillcrest Acres; also except all that part of said North 3/4 of the West 1/2 of the Northwest 1/4 of said Section 34 lying North of the angling portion of McAllister Road (also called Gorsline
     Road); also except a parcel of land described as beginning at the Northeast corner of Lot 8 of Hillcrest Acres Subdivision; thence East 150 feet; thence South 220 feet; thence West 150 feet to the Southeast corner of Lot 7 of said Hillcrest Acres; thence North 220 feet along the East lines of said Lots 7 and 8 to the point of beginning; also except a parcel of land described as beginning 1926.90 feet North of and 33 feet East of the West 1/4 corner of said Section 34; thence Northeasterly along the Southeasterly right of way line of McAllister Road (Gorsline) 255 feet; thence S 62(DEGREE) 56' 44" E, 169.56 feet; thence S 19(DEGREE) 37' 47" W, 178.90 feet; thence West 150 feet to the place of beginning.

     A parcel of land in the Southeast 1/4 of Section 2, Township 2 South, Range 7 West, more particularly described as: Commencing at the South 1/4 corner of said Section 2, the point of beginning of this description; thence N 89(DEGREE) 19' 18" E,
     385.68 feet along the South line of said Section 2; thence N 00(DEGREE) 27' 23" W, 591.48 feet; thence S 84(DEGREE) 32' 37"
     W, 243.00 feet; thence S 89(DEGREE) 32' 37" W, 143.60 feet to a point on the North and South 1/4 line of said Section 2; thence S 00(DEGREE) 27' 23" E, 571.80 feet along said North and South 1/4 line to the point of beginning.

     A part of the Southwest 1/4 of and part of the Southeast 1/4 of
     Section 2, Township 2 South, Range 7 West, described as:
     Commencing at the South 1/4 corner of said Section 2 and running thence N 00(DEGREE) 27' 23" W, 571.80 feet along the North and South 1/4 line to the place of beginning of this description; thence N 89(DEGREE) 32' 37" E, 143.60 feet; thence N 00(DEGREE) 27' 23" W, 1328.33 feet to the center line of Verona Road; thence along said center line N 60(DEGREE) 40' 56" W, 338.26 feet; thence S 00(DEGREE) 27' 23" E, 1496.31 feet; thence N 89(DEGREE) 32' 37" E, 150.00 feet to the place of beginning.

     The Easterly 230 feet of that part of the Northeast 1/4 of the Southwest 1/4 of Section 2, Township 2 South, Range 7 West, lying North of the center line of Verona Road, being more particularly described as: Commencing at the East 1/4 corner of said Section 2 and running thence S 89(DEGREE) 42' 17" W, 2652.11 feet along the East and West 1/4 line to the center of said Section 2 and the point of beginning of this description; thence continuing S 89(DEGREE) 42' 17" W, along said East and West 1/4 line, 230.00 feet; thence S 00(DEGREE) 27' 23" E,
     553.07 feet to the center line of Verona Road; thence along said center line S 60(DEGREE) 40' 56" E, 264.98 feet to the North and South 1/4 line of said Section; thence along said North and South 1/4 line N 00(DEGREE) 27' 23" W, 684.02 feet to the point of beginning.

     A part of the North 3/4 of the West 1/8 of the Northeast 1/4 of
     Section 11, Township 2 South, Range 7 West, said parcel being more particularly described as follows: Commencing at the North 1/4 corner of said Section 11 and running thence S 00(DEGREE) 37' 01" E, 792.00 feet along the North and South 1/4 line of said Section 11 to the point of beginning of this description; thence continuing along said North and South 1/4 line S 00(DEGREE) 37' 01" E, 792.00 feet; thence N 89(DEGREE) 22' 59"
     E, 110.00 feet; thence S 00(DEGREE) 37' 01" E, 402.42 feet parallel with said North and South 1/4 line to the center line of "I" Drive North road right of way; thence along said road right of way center line N 89(DEGREE) 37' 21" E, 185.00 feet; thence N 00(DEGREE) 37' 01" W, 403.19 feet parallel with said North and South 1/4 line; thence S 89(DEGREE) 22' 59" W, 75.00 feet; thence N 00(DEGREE) 37' 01" W, 792.00 feet parallel with said North and South 1/4 line; thence S 89(DEGREE) 22' 59" W,
     220.00 feet to the point of beginning. Excepting one-half of the minerals in and under the land herein described.

     A part of the West 1/8 of the North 3/4 of the Northeast 1/4, and also the West 5 acres of the East 1/2 of the West 1/2 of the North 3/4 of the West 1/2 of the Northeast 1/4, of Section 11, Township 2 South, Range 7 West, all of said land being more particularly described as follows: Beginning at the North 1/4 corner of said Section 11; thence S 00(DEGREE) 37' 01" E along the North and South 1/4 line of said section, 792.00 feet; thence N 89(DEGREE) 22' 59" E, 220.00 feet; thence S 00(DEGREE) 37' 01" E parallel with said North and South 1/4 line, 792.00 feet; thence N 89(DEGREE) 22' 59" E, 75.00 feet; thence S 00(DEGREE) 37' 01" E parallel with said North and South 1/4 line, 403.19 feet to the center line of the road right of way of "I" Drive North; thence N 89(DEGREE) 37' 21" E along said road right of way center line, 145.71 feet; thence N 00(DEGREE) 36' 08" W, 1988.26 feet to the North line of said section; thence S 89(DEGREE) 19' 18" W along said North section line, 441.24 feet to the point of beginning.

     A part of the Southwest 1/4 of Section 14 lying Southerly of Highway I-94 right of way, and a part of the Southeast 1/4 of
     Section 14 lying Southerly of Highway I-94 right of way, in Township 2 South, Range 7 West, described as: Commencing at the South 1/4 corner of said section 14, the point of beginning of this description; thence S 89(DEGREE) 50' 10" W, 917.73 feet along the South line of said Section 14; thence N 00(DEGREE) 18' 34" W, 2115.12 feet to the Southerly right of way of Highway I-94; thence along said Southerly right of way N 69(DEGREE) 14' 28" E, 974.89 feet to the North and South 1/4 line of said
     Section 14; thence continuing along said Southerly right of way N 69(DEGREE) 14' 28" E, 126.21 feet; thence S 00(DEGREE) 14' 17"
     E, 2502.44 feet to the South line of said Section 14; thence S 89(DEGREE) 50' 10" W, 110.88 feet along said South line to the point of beginning.

     All that part of the Westerly 100 acres of that part of Section 23, Township 2 South, Range 7 West, lying Northerly of the North right of way line of the railroad that lies East of a line that is 230 feet West of and parallel to the North and South 1/4 line of said Section 23, more particularly described as follows:
     Commencing at the Northwest corner of Section 23, Township 2 South, Range 7 West, and running thence along the North line of said Section 23 and the center line of the "F" Drive North right of way N 89(DEGREE) 50' 10" E, 2405.09 feet to the point of beginning of this description; thence continuing along said North line and said center line of the road right of way N 89(DEGREE) 50' 10" E, 230.00 feet to the North 1/4 corner of said Section 23; thence continuing along said North line and said center line of the road right of way N 89(DEGREE) 50' 10" E, 373.75 feet; thence S 00(DEGREE) 07' 42" W, 2234.70 feet to the Northerly right of way of the railroad; thence along said railroad right of way N 62(DEGREE) 19' 36" W, 666.02 feet; thence parallel to said North and South 1/4 line N 00(DEGREE) 15' 54" W, 1922.96 feet to the point of beginning.

     All those two parcels of land situate in the Township of Emmett, County of Calhoun, State of Michigan, being that property of the former Detroit, Toledo and Milwaukee Railroad Company further bounded and described as follows according to a plan of survey made by Sheridan Surveying Company, James H. Miller, Registered Land Surveyor No. 27456, dated January 9, 1992, marked Exhibit A, attached hereto and made a part hereof:

     Parcel 1: Being the North 22 feet of the Northeast 1/4 of the Southeast 1/4 and the South 50 feet of the Southeast 1/4 of the Northeast 1/4 of Section 27, Township 2 South, Range 7 West, and being further described as follows: Beginning at the East 1/4 corner of said Section 27; thence along the East line of said
     Section 27 S 00(DEGREE) 19' 38" E, 22.00 feet; thence parallel with the East and West 1/4 line of said section N 89(DEGREE) 39' 46" W, 1325.05 feet to the West line of the Northeast 1/4 of the Southeast 1/4; thence N 00(DEGREE) 12' 27" W, 22.00 feet to the Northwest corner of the Northeast 1/4 of the Southeast 1/4; thence along the West line of the Southeast 1/4 of the Northeast 1/4 N 00(DEGREE) 04' 02" W, 50.00 feet; thence parallel with the East and West 1/4 line of said section, S 89(DEGREE) 39' 46" E, 1325.02 feet to the East line of said section; thence
     S 00(DEGREE) 02' 48" E, 50.00 feet to the point of beginning.

     Parcel 2: Being the North 33 feet of the West 1/2 of the Southwest 1/4, the South 33 feet of the West 1/2 of the Northwest 1/4, the North 50 feet of the East 1/2 of the Southwest 1/4, and a strip which varies from 0.00 feet to 50 feet in width across the North 50 feet of the Southeast 1/4 of
     Section 26, Township 2 South, Range 7 West, and being further described as follows: Beginning at the West 1/4 corner of said
     Section 26; thence along the West line of said Section 26 N 00(DEGREE) 02' 48" W, 33.00 feet; thence parallel with the East and West 1/4 line of said section N 89(DEGREE) 50' 00" E, 1325.63 feet to the East line of the Southwest 1/4 of the Northwest 1/4; thence S 00(DEGREE) 09' 18" E, 33.00 feet to the Southeast corner of said Southwest 1/4 of the Northwest 1/4; thence along the East and West 1/4 line of said section N 89(DEGREE) 50' 00" E, 1325.70 feet to the center of said section; thence continuing along the East and West 1/4 line of said section N 89(DEGREE) 50' 00" E, 2619.68 feet to a point which lies S 89(DEGREE) 50' 00" W, 28.00 feet from the East 1/4 corner, said point being on a railroad curve concave to the Northwest and having a radius of 1763.18 feet and a degree of curve of 3(DEGREE) 15' 00"; thence Southwesterly along said curve through a central angle of 13(DEGREE) 40' 43", 420.94 feet; thence parallel with and 50.00 feet South of the East and West 1/4 line of said section S 89(DEGREE) 50' 00" W, 2202.66 feet to the North and South 1/4 line of said section; thence continuing S 89(DEGREE) 50' 00" W, 1325.66 feet to the East line of the Northwest 1/4 of the Southwest 1/4 of said Section 26; thence along said East line N 00(DEGREE) 17' 43" W, 17.00 feet; thence parallel with and 33.00 feet South of said East and West 1/4 line S 89(DEGREE) 50' 00" W, 1325.67 feet to the West line of said Section 26; thence N 00(DEGREE) 19' 38" W, 33.00 feet to the point of beginning.

     The Northwest 1/4 of Section 11, Township 3 South, Range 7 West, except a parcel described in Liber 113 of Deeds at page 284 as follows: A strip of land 16 feet in width running in a triangular course across the Southeast part of the West 1/2 of the Northwest 1/4 of Section 11, 60 rods, along on the line so described as the Fanning Drain as described on the profile of said drain. Also excepting therefrom: Beginning at the Northwest corner of Section 11, Township 3 South, Range 7 West; thence East 42 rods; thence 35-1/2 rods, more or less, to the center of a ditch; thence Westerly in the center of the ditch to the West section line; thence North to the place of beginning. Excepting all oil, gas, and other minerals, but not including sand, clay, or gravel, in, on, or underlying said parcel of land.

     A parcel of land in the Northeast 1/4 of Section 35, Township 2 South, Range 7 West, more particularly described as: To find the point of beginning, commence at the North 1/4 corner of said
     Section 35; thence S 89(DEGREE) 13' 40" E, along the North line of said section, 327.76 feet to the point of beginning of this description; thence S 00(DEGREE) 46' 20" W, 225.00 feet; thence S 89(DEGREE) 13' 40" E, 220.00 feet; thence N 00(DEGREE) 46' 20"
     E, 225.00 feet to the North line of said section; thence N 89(DEGREE) 13' 40" W, along said North section line, 220.00 feet to the point of beginning.

     All that part of the East 1/2 of the Northwest 1/4 of Section 34 lying Southerly and Easterly of the center line of Oak Grove Road, and a portion of that part of the West 1/2 of the Northeast 1/4 of Section 34 lying Southerly and Easterly of the center line of Oak Grove Road, all being in Township 3 South, Range 7 West, and all being more particularly described as follows: To find the point of beginning of this description, commence at the East 1/4 corner of said Section 34; thence N 89(DEGREE) 41' 14" W along the East and West 1/4 line of said section, 1325.17 feet to the point of beginning of this description; thence continuing N 89(DEGREE) 41' 14" W along said East and West 1/4 line, 2652.24 feet to the West line of the East 1/2 of the Northwest 1/4 of said section; thence N 00(DEGREE) 05' 00" W along said West line, 371.69 feet to a point on the center line of Oak Grove Road; thence N 44(DEGREE) 50' 04" E along said center line of said road, 3100.64 feet; thence S 45(DEGREE) 09' 56" E, 105.01 feet; thence S 89(DEGREE) 35' 32" E, 387.24 feet to a point on the East line of the West 1/2 of the Northeast 1/4 of said section; thence S 00(DEGREE) 06' 44" E along said East line, 2508.19 feet to the point of beginning.

     Part of the East 1/2 of the Northwest 1/4 and the West 1/2 of the Northeast 1/4 lying North of Oak Grove Road in Section 34, Township 3 South, Range 7 West, described as: Commencing at the North 1/4 corner of said Section 34; thence N 89(DEGREE) 41' 21" W, 14.21 feet along the North section line to the point of beginning of this description; thence continuing along said North section line N 89(DEGREE) 41' 21" W, 1311.22 feet to the West line of the East 1/2 of the Northwest 1/4 of said Section 34; thence S 00(DEGREE) 05' 00" E, 403.13 feet along said West line; thence S 45(DEGREE) 09' 56" E, 1320.94 feet to a point in the center line of Oak Grove Road; thence along said center line N 44(DEGREE) 50' 04" E, 1201.24 feet; thence N 44(DEGREE) 51'
     13" W, 670.75 feet to the point of beginning.

     The West 1/2 of the Northeast 1/4, and the Northeast 1/4 of the Northeast 1/4, of Section 15, Township 4 South, Range 7 West, all being more particularly described as follows: Beginning at the Northeast corner of said Section 15; thence N 89(DEGREE) 24' 09" W along the North line of said section 2695.10 feet to the North 1/4 corner of said section; thence S 00(DEGREE) 32' 21" W along the North and South 1/4 line of said section and the center line of 9-1/2 Mile Road, 2663.23 feet to the center of said section; thence S 89(DEGREE) 21' 55" E along the East and West 1/4 line of said section and the center line of "Q" Drive South, 1347.60 feet to the East line of the West 1/2 of the Northeast 1/4 of said section; thence N 00(DEGREE) 32' 17" E along said East line of the West 1/2 of the Northeast 1/4 of said section, 1332.06 feet to the South line of the Northeast 1/4 of the Northeast 1/4 of said section; thence S 89(DEGREE) 23' 02" E along said South line of the Northeast 1/4 of the Northeast 1/4 of said section 1347.58 feet to the East line of said section; thence N 00(DEGREE) 32' 13" E along said East line of said section, 1332.50 feet to the point of beginning.

     The East 1/4 of Section 27 lying South of Highway M-60, except the East 1/2 of the Northeast 1/4 of said section; also the East 132 feet of the Northwest 1/4 of the Southeast 1/4 of Section 27 lying South of Highway M-60, all in Township 4 South, Range 7 West, more particularly described as: Commencing at the East 1/4 corner of said Section 27, the point of beginning of this description; thence along the East and West 1/4 line N 89(DEGREE) 39' 27" W, 542.66 feet to a point on the center line of Highway M-60; thence along said center line S 45(DEGREE) 25' 00" W, 223.78 feet to a point on a curve to the right having a radius of 5729.65 feet; thence Southwesterly 989.28 feet along the arc of said curve through a central angle of 09(DEGREE) 53' 34" to the West line of the East 132.00 feet of the Northwest 1/4 of the Southeast 1/4 of said section; thence along said West line S 00(DEGREE) 08' 15" W, 537.92 feet to the South line of said Northwest 1/4 of the Southeast 1/4; thence along said South line S 89(DEGREE) 43' 36" E, 132.00 feet to the West line of the East 1/4 of said Section 27; thence along said West line S 00(DEGREE) 08' 15" W, 1331.36 feet to the South line of said
     Section 27; thence along said South line S 89(DEGREE) 47' 43" E, 1336.13 feet to the East line of said Section 27; thence along said East line N 00(DEGREE) 01' 43" W, 2659.54 feet to the point of beginning.

     A parcel of land in the Southeast 1/4 of Section 34, Township 4 South, Range 7 West, more particularly described as follows: To find the place of beginning, commence at the East 1/4 corner of said Section 34; thence along the East and West 1/4 line and the center line of "W" Drive South N 89(DEGREE) 47' 34" W, 835.02 feet to the place of beginning of this description; thence continuing along said East and West 1/4 line and said road center line N 89(DEGREE) 47' 34" W, 230.01 feet; thence S 00(DEGREE) 35' 19" W, 595.01 feet; thence N 89(DEGREE) 47' 34"
     W, 20.70 feet; thence S 00(DEGREE) 35' 19" W, 1112.76 feet;
     thence S 89(DEGREE) 47' 24" E, 250.71 feet; thence N 00(DEGREE) 35' 19" E, 1707.78 feet to the place of beginning.


                                Eaton County

     All of the lands, estates, easements, hereditaments and appurtenances in the County of Eaton, described as follows:

     A parcel of land in the Southeast 1/4 of the Southwest 1/4 of
     Section 9, Township 1 North, Range 4 West, described as follows:
     Beginning at the South 1/4 corner of said section; running thence North 89(DEGREE) 27' 05" West along the South line of said section, 321.00 feet; thence North 0(DEGREE) 04' 51" West,
     271.50 feet; thence South 89(DEGREE) 27' 05" East, 321.00 feet to the North and South 1/4 line of said section; thence South 0(DEGREE) 04' 51" East along said North and South 1/4 line of said section, 271.50 feet to the place of beginning of this description.

     A parcel of land in the Southeast 1/4 of the Southwest 1/4 of
     Section 9, Township 1 North, Range 4 West, described as follows:
     To find the place of beginning of this description, commence at the South 1/4 corner of said section; run thence North 0(DEGREE) 04' 51" West along the North and South 1/4 line of said section,
     271.50 feet to the place of beginning of this description; running thence North 89(DEGREE) 27' 05" West, 261.00 feet; thence North 0(DEGREE) 04' 51" West, 200.00 feet; thence South 89(DEGREE) 34' 06" East, 261.00 feet to the North and South 1/4 line of said section; thence South 0(DEGREE) 04' 51" East along said North and South 1/4 line of said section, 200.53 feet to the place of beginning.

     A parcel of land in the Southeast 1/4 of the Southwest 1/4 of
     Section 9, Township 1 North, Range 4 West, described as follows:
     To find the place of beginning of this description, commence at the South 1/4 corner of said section; run thence North 0(DEGREE) 04' 51" West along the North and South 1/4 line of said section,
     472.03 feet to the place of beginning of this description; running thence North 89(DEGREE) 34' 06" West, 261.00 feet; thence North 0(DEGREE) 04' 51" West, 854.05 feet to the South 1/8 line of said South section; thence South 89(DEGREE) 30' 19" East along said South 1/8 of said section, 261.00 feet to the North and South 1/4 line of said section; thence South 0(DEGREE) 04' 51" East along said North and South 1/4 line of said section, 853.76 feet to the place of beginning.

     The West 350 feet of the South 1/2 of the Southeast 1/4 of the Northwest 1/4 of Section 10, Township 2 North, Range 4 West, being more particularly described as follows: To find the point of beginning of this description, commence at the North 1/4 corner of said section; run thence North 89(DEGREE) 31' 42" West along the North line of said section, 1322.84 feet to the West 1/8 line of said section; thence South 1(DEGREE) 06' 11" West along said West 1/8 line of said section, 1988.96 feet to the North line of the South 1/2 of the Southeast 1/4 of the Northwest 1/4 of said section and the point of beginning for this description; running thence South 89(DEGREE) 43' 20" East along said North line of the South 1/2 of the Southeast 1/4 of the Northwest 1/4 of said section, 350.04 feet; thence South 1(DEGREE) 06' 11" West, 662.59 feet to the East and West 1/4 line of said section; thence North 89(DEGREE) 47' 12" West along said East and West 1/4 line of said section, 350.04 feet to the West 1/8 line of said section; thence North 1(DEGREE) 06' 11" East along said West 1/8 line of said section, 662.99 feet to the point of beginning.

     A parcel of land in the East 1/2 of the Northwest 1/4 of Section 15, Township 2 North, Range 4 West, described as follows: To find the place of beginning, commence at the North 1/4 corner of said section; run thence North 89(DEGREE) 50' 49" West along the North line of the Northwest 1/4 of said section, 940.09 feet to the place of beginning; thence South 0(DEGREE) 36' 37" East,
     330.00 feet; thence North 89(DEGREE) 50' 49" West, 390.00 feet to the West 1/8 line of said section; thence North 0(DEGREE) 36' 37" West along the West 1/8 line of said section, 330.00 feet to the North line of the Northwest 1/4 of said section; thence South 89(DEGREE) 50' 49" East along the North line of the Northwest 1/4 of said section, 390.00 feet to the place of beginning.

     The West 350 feet of the East 1/2 of the Northwest 1/4 of Section 22, Township 2 North, Range 4 West, described as follows: To find the place of beginning of this description, commence at the Northwest corner of said section; run thence North 89(DEGREE) 57' 40" East along the North line of said section, 1327.54 feet to the West 1/8 line of said section and the place of beginning of this description; thence continuing North 89(DEGREE) 57' 40" East along said North line of said section, 350.02 feet; thence South 0(DEGREE) 30' 20" East, 2652.35 feet to the East and West 1/4 line of said section; thence North 89(DEGREE) 51' 37" West along said East and West 1/4 line of said section, 350.02 feet to the West 1/8 line of said section; thence North 0(DEGREE) 30' 20" West along said West 1/8 line of said section, 2651.28 feet to the place of beginning.

     A parcel of land in Section 36, Township 2 North, Range 3 West, described as follows: To find the place of beginning of this description, commence at the South 1/4 post of said Section 36; run thence West along the South line of said section, 286.00 feet to the place of beginning of this description; thence North 00(DEGREE) 02' 17" West, 269.00 feet; thence East, 286.00 feet to a point on the North and South 1/4 line of said section; thence North 00(DEGREE) 02' 17" West along said North and South 1/4 line, 494.56 feet; thence West, 386.00 feet; thence South 00(DEGREE) 02' 17" East parallel with said North and South 1/4 line, 763.56 feet to a point on the South line of said section; thence East along said South line, 100.00 feet to the point of beginning.


                                Emmet County

     All of the lands, estates, easements, hereditaments and appurtenances in the County of Emmet, described as follows:

     A parcel of land in the North 1/2 of the Southeast 1/4 of
     Section 10, Township 39 North, Range 4 West, being part of Government Lot No. 3, described as: To find the place of beginning, commence at the Southeast corner of said section; run thence North 0(DEGREE) 32' 44" East along the East line of said section, 1186.82 feet to an iron; thence North 5(DEGREE) 13' 13" West, 32.1 feet to a P.K. nail said P.K. nail being South 05(DEGREE) 13' 13" East, 100.33 feet from the South line of Government Lot No. 2; thence South 89(DEGREE) 24' 54" West, parallel with the South line of Government Lot No. 2, 1314.36 feet to an iron on the East line of Government Lot No. 3, said iron being North 0(DEGREE) 32' 44" East 1221.34 feet of the Southeast corner of Government Lot No. 3; thence North 0(DEGREE) 32' 44" East, along the East line of Government Lot No. 3, 530.0 feet to a rebar and the place of beginning of this description; thence South 89(DEGREE) 18' 30" West, 50.0 feet to a rebar; thence North 0(DEGREE) 32' 44" East parallel with the East line of Government Lot No. 3, 438.82 feet to a rebar near the South shoreline of Straits of Mackinac; thence continuing North 0(DEGREE) 32' 44" East to the South shoreline of Straits of Mackinac; thence Easterly along the South shoreline of Straits of Mackinac to a point that is North 0(DEGREE) 32' 44" East of the place of beginning; thence South 0(DEGREE) 32' 44" West to a large stone; thence South 00(DEGREE) 32' 44" West, along the East line of Government Lot No. 3, 474.66 feet to the place of beginning.


                                Ingham County

     All of the lands, estates, easements, hereditaments and appurtenances in the County of Ingham, described as follows:

     A parcel of land in the Northwest 1/4 of Section 9, Township 4 North, Range 2 West, being a part of the Original Plat of the Village of Michigan (now City of Lansing), described as beginning on the North line of Willow Street at the Southwest corner of Lot 8, Block 25 of said Original Plat; run thence North along the West line of said Lot 8, 200 feet; thence East a distance of 90.75 feet; thence South a distance of 200 feet to the North line of Willow Street; thence West 90.75 feet to the place of beginning, being also known as the South 200 feet of Lot 67 of Assessor's Plat No. 15 of part of the Original Block 25 of the Plat of Michigan and Outlot "A" of Glendale Place, according to the recorded plat thereof as recorded in Liber 10 of Plats on page 18, Ingham County Records; together with all easements for walks or driveways appurtenant thereto or in anywise connected therewith.

     That part of Lots 32 and 33 of River View Park No. 1 Subdivision, in the Northeast 1/4 of Section 8, Township 4 North, Range 2 West, described as follows: Commence at a point
     14.77 feet West of the Northeast corner of said Lot 33 and run thence Westerly along the Northerly line of said Lots 32 and 33,
     60.00 feet; thence S 37(DEGREE) 16' W, 191.9 feet to the Southerly lot line; thence S 73(DEGREE) 29' 50" E, 75.15 feet; thence S 65(DEGREE) 43' 10" E, 53.51 feet; thence Northeasterly to the place of beginning.

     Lot 34 and that part of Lot 33 of River View Park No. 1 Subdivision, in the Northeast 1/4 of Section 8, Township 4 North, Range 2 West, described as: Commencing 14.77 feet West of the Northwest corner of said Lot 34 and running thence East
     14.77 feet; thence S 09(DEGREE) 11' W, 200.70 feet along the West line of said Lot 34; thence N 65(DEGREE) 43' 20" W, 38.00 feet along the South line of said Lot 33; thence Northeasterly to the place of beginning.

     Lots 8, 9, 10 and 11 of Culver's Subdivision, being a part of the Northwest 1/4 of Section 9, Township 4 North, Range 2 West, according to the plat thereof, as recorded in Liber 7 on Page 7, Ingham County Records.



                                Ionia County

     All of the lands, estates, easements, hereditaments and appurtenances in the County of Ionia described as follows:

     A strip of land 100 feet wide across a portion of the Southwest 1/4 of Section 1, Township 8 North, Range 8 West, described as follows: To find the point of beginning of this description, commence at the West 1/4 corner of said section; run thence South 0(DEGREE) 28' 49" West along the West line of said section, 299.38 feet; thence South 56(DEGREE) 58' 28" East,
     426.47 feet to the center line of Long Lake Road and the point of beginning for this description; thence continuing South 56(DEGREE) 58' 28" East, 590.64 feet to the Northwest right of way line of the C & O Railroad; thence on a curve concave to the Northwest along said railroad right of way line a chord bearing and distance of South 57(DEGREE) 43' 57" West, 50.72 feet, said curve having a radius of 668.77 feet, to the end of said curve; thence continuing along said railroad right of way line, South 59(DEGREE) 54' 00" West, 60.44 feet; thence North 56(DEGREE) 58' 28" West, 395.53 feet to a point near the Easterly bank of the Flat River; thence continuing North 56(DEGREE) 58' 28" West to the thread of said river; thence Northerly along said thread to the center line of Long Lake Road; thence South 87(DEGREE) 28' 00" East along said center line to the point of beginning.


                               Isabella County

     All of the lands, estates, easements, hereditaments and appurtenances in the County of Isabella described as follows:

     Two triangular shaped parcels of land situate in the City of Mt. Pleasant, County of Isabella and State of Michigan, being parts of the Northwest 1/4 of Section 15, Township 14 North, Range 4 West, separately bounded and described as follows:

     Parcel 1

     Beginning at a point in the West 1/8 line of said Section 15, distant 1320 feet measured due South, along said West 1/8 line, from the North line of said Section 15, said North line being coincident with the center line of Pickard Avenue; extending from said beginning point the following three courses and distances:

     (1) Due South, along said West 1/8 line, 295 feet, more or less, to a point in the Easterly line of the 100 foot
               wide right of way formerly of                  The Ann
               Arbor Railroad Company; thence

     (2) North 20 degrees West, along said Easterly line of right of way, 305 feet, more or less, to a corner of land now or formerly of the State of Michigan; and thence

     (3) Due East, by the last mentioned land, 82.50 feet to the place of beginning.

     Parcel 2:

     Beginning at a point where the Southerly line of the parcel of land which was acquired by David D. Coyne and Mark K. Coyne from John M. Chase, Jr., Trustee of the property of The Ann Arbor Railroad Company by deed dated February 12, 1980 and recorded in Liber 460 at page 505 of the Isabella County Records meets the Easterly line of the 100 foot wide right of way formerly of The Ann Arbor Railroad Company, said beginning point being at the distance of 740 feet, more or less, measured Southwardly, along said Easterly line of right of way, from the North line of said
     Section 15, said North line being coincident with the center line of Pickard Avenue; extending from said beginning point the following four courses and distances:

     (1) Due East, along said Southerly line of the parcel of land acquired as aforesaid in Liber 460 at page 505, the distance of 85 feet, more or less, to a point in a Westerly line of land now or formerly of the State of Michigan; thence

     (2) Due South, by the last mentioned land, 369.60 feet to a point in said Easterly line of 100 foot wide right of way; the following two courses and distances being along said Easterly line; thence

     (3) North 20 degrees West, 85 feet, more or less, to a point of curve; and thence

     (4) Northwardly, on a curve to the right having a radius of 2814.34 feet, the arc distance of 290 feet, more or less, to the place of beginning.


                                 Kent County

     All of the lands, estates, easements, hereditaments and appurtenances in the County of Kent, described as follows:

     Part of the Northwest 1/4 of the Northwest 1/4 of Section 13, Township 8 North, Range 10 West, beginning on the Southerly line thereof, 792 feet North 88(DEGREE) 16' East from a point on the West section line, which point is 1320 feet North of the West 1/4 corner, Section 13; thence North 88(DEGREE) 16' East, 233.66 feet along said Southerly line to a point which is 280 feet Westerly from the West 1/8 line; thence North 00(DEGREE) 18' 14" West parallel with said West 1/8 line, 751.48 feet to a point on the Southerly line of Old Belding Road which point is 282.06 feet West (measured along said Southerly line) from the West 1/8 line; thence Westerly along said road line, 232.85 feet along a 5762.578 foot radius curve to the right, the long chord of which bears South 85(DEGREE) 01' 51" West, 232.83 feet; thence South 00(DEGREE) 14' 20" East, 573.37 feet to a point which is 792 feet East and 165.0 feet North of the Southwest corner of said Northwest 1/4 of the Northwest 1/4; thence South 165.0 feet to the point of beginning.

     A triangular shaped parcel of land in the South 1/2 of the
     Southeast                                                1/4 of
     Section 26, Township 6 North, Range 11 West, described as follows: To find the point of beginning of this description, commence at the Southeast corner of said Section 26; run thence North 0(DEGREE) 26' 10" East along the East line of the Southeast 1/4 of said section, 1328.94 feet to the South 1/8 line of said section; thence North 87(DEGREE) 42' 09" West along said South 1/8 line of said section, 1480.33 feet to the Northeast corner of the parcel described in clause (3) of Exhibit A of the deed recorded in Liber 2242 of Deeds at pages 446-447, Kent County Records, which is the point of beginning of this description; thence South 0(DEGREE) 25' 44" West 370.00 feet along the East line of said parcel described in clause (3) of Exhibit A of said deed recorded in Liber 2242 of Deeds at pages 446-447, Kent County Records; thence North 43(DEGREE) 38' 12" West, 531.72 feet to a point on the South 1/8 line of said section and the North line of said parcel described in clause (3) of Exhibit A of said deed recorded in Liber 2242 of Deeds at pages 446-447, Kent County Records; thence South 87(DEGREE) 42' 09" East along said South 1/8 line of said section and said North line of said parcel described in clause
     (3) of Exhibit A of said deed recorded in Liber 2242 of Deeds at pages 446-447, Kent County Records, 370.00 feet to the point of beginning.

     Lots 5 through 10, inclusive, and the Northerly 1/2 of Lot 11 lying Westerly of the former Michigan Railroad right of way the Westerly line of right of way being 75 feet Westerly from the center line of the main track of said railroad and all that part of Alabastine Avenue 40 feet wide lying Northeasterly of and adjacent to said lots hereinabove described, all in Block 2 of Alabastine Company's Addition to the City of Grand Rapids in the Northeast 1/4 of Section 2, Township 6 North, Range 12 West, according to the recorded plat thereof.

     Lot 50 of Maple Creek Plat No. 1, being a subdivision of the
     East      1/2 of the Southwest 1/4 of Section 28, Township 6
     North, Range 11 West, according to the recorded plat thereof.


                               Manistee County

     All of the lands, estates, easements, hereditaments and appurtenances in the County of Manistee, described as follows:

     The Northwest 1/4 of the Southeast 1/4 of Section 32,
     Township 21 North, Range 13 West, Norman Township.

     The South 1/2 of the North 1/2 of the Northeast 1/4 of the
     Southwest 1/4 of Section 6, Township 21 North, Range 13 West.

     A parcel of land in Section 12, Township 21 North, Range 14 West, described as commencing at the Northwest corner of the Southwest 1/4 of the Northwest 1/4 of said section; thence South along the West line of the Southwest 1/4 of the Northwest 1/4, a distance of 440 feet; thence East and parallel to North line of said description to a point 50 feet West of the West line of the right of way; thence Northerly and parallel with the right of way to the North line of the Southwest 1/4 of the Northwest 1/4; thence West along the North line to the place of beginning.


                                Mason County

     All of the lands, estates, easements, hereditaments and appurtenances in the County of Mason, described as follows:

     Lots 8, 9, 10 and 11 of Elkhorn Subdivision, according to the plat thereof as recorded in Liber 2 of Plats on page 32, Mason County Records, the same being a part of Government Lot 1 in
     Section 1, Township 17 North, Range 18 West.

     The South 1/2 of the Northwest 1/4 of the Southwest 1/4 of Section 5 and the East 1/2 of the East 1/2 of the Northeast 1/4 of the Northwest 1/4 of Section 9, all in Township 20 North, Range 16 West, Freesoil Township.


                              St. Joseph County

     All of the lands, estates, easements, hereditaments and appurtenances in the County of St. Joseph, described as follows:

     All that portion of the Southeast 1/4 of the Northeast 1/4 lying Northerly of a proposed 230 foot wide easement in Section 13, Township 8 South, Range 9 West, and more particularly described as follows: Commencing at the Northeast corner of said Section 13; thence along the East line of said Section 13 S 00(DEGREE) 45' 39" W, 1320.71 feet to the point of beginning of this description; thence continuing along said East line S 00(DEGREE) 45' 39" W, 22.20 feet to a point on the Northerly line of said proposed easement; thence along said Northerly line S 64(DEGREE) 53' 51" W, 1473.83 feet to a point on the West line of the Southeast 1/4 of the Northeast 1/4 of said Section 13; thence along said West line N 00(DEGREE) 45' 07" E, 665.47 feet to a point on the North line of the Southeast 1/4 of the Northeast 1/4 of said Section 13; thence along said North line S 89(DEGREE) 13' 25" E, 1326.31 feet to the point of beginning.

     Commencing at the Northwest corner of the Southeast 1/4 of the Northwest 1/4 of Section 13, Township 8 South, Range 9 West; thence South along the 1/8 line 1885 feet to the point of beginning of this description. The boundary runs thence East 540 feet; thence Northeasterly to a point 750 feet East of the North and South 1/8 line and 1045 feet South of the East and West 1/8 line; thence continues Northeasterly to a point 780 feet South of the East and West 1/8 line and 340 feet West of the North and South 1/4 line; thence East 340 feet to the North and South 1/4 line to a point 780 feet South of the East and West 1/8 line; thence South along the North and South 1/4 line to Fawn River; thence West along Fawn River to the North and South 1/8 line; thence North along the North and South 1/8 line to the point of beginning.

     The East 416.51 feet of the North 720 feet of the Southwest 1/4 of the Southwest 1/4 of Section 15, Township 8 South, Range 9 West, said parcel being more particularly described as:
     Commencing at the Northwest corner of Section 22, Township 8 South, Range 9 West; running thence N 89(DEGREE) 55' 17" E, 1322.65 feet along the North line of said Section 22 to the East line of the Southwest 1/4 of the Southwest 1/4 of said Section 15; thence along said East line N 00(DEGREE) 35' 44" E, 602.61 feet to the point of beginning of this description; thence continuing along said East line N 00(DEGREE) 35' 44" E, 720.05 feet to the North line of the Southwest 1/4 of the Southwest 1/4 of said Section 15; thence along said North line N 89(DEGREE) 53' 31" W, 416.52 feet; thence S 00(DEGREE) 35' 44" W, 720.05 feet; thence S 89(DEGREE) 53' 31" E, 416.52 feet to the point of beginning.

     All that part of the Southwest 1/4 of the Southwest 1/4 of
     Section 15, Township 8 South, Range 9 West, described as follows: Commencing at the Southwest corner of said Section 15 which is the point of beginning of this description; running thence North along the section line, 606.93 feet; thence N 89(DEGREE) 29' 14" E, 1322.34 feet; thence S 00(DEGREE) 01' 40"
     E along the 1/2-1/4 line, 602.61 feet to the Southeast corner of the Southwest 1/4 of the Southwest 1/4 of said Section 15; thence S 89(DEGREE) 18' 02" W along the South line of said section 1322.67 feet to the point of beginning. Also the Northwest 1/4 of the Northwest 1/4 of Section 22, Township 8 South, Range 9 West. Also, commencing at the Northeast corner of the Northwest 1/4 of the Northwest 1/4 of Section 22, Township 8 South, Range 9 West; thence East 28-1/4 rods; thence South 57 rods; thence West 28-1/4 rods; thence North 57 rods to the place of beginning.

     The Southeast 1/4 of the North fractional 1/4 of Section 21, Township 8 South, Range 9 West, being more particularly described as follows: Commencing at the Southeast corner of the Northeast fractional 1/4 of said Section 21, said point being a point on the Michigan/Indiana State Line, and the point of beginning of this description; thence along said State Line, which is also the center line of the State Line Road right of way N 89(DEGREE) 24' 12" W, 1316.46 feet to the West line of the Southeast 1/4 of the Northeast fractional 1/4 of said Section 21 and the center line of the Kime Road right of way; thence along said West line and the center line of the road right of way N 00(DEGREE) 23' 26" E, 1290.64 feet to the North line of the Southeast 1/4 of the Northeast fractional 1/4 of said Section 21; thence along said North line S 89(DEGREE) 32' 06" E 1319.12 feet to the East line of said Section 21 and the center line of the Carls Road right of way; thence along said East line and the center line of the road right of way S 00(DEGREE) 30' 33" W, 1293.67 feet to the point of beginning.


                              Van Buren County

     All of the lands, estates, easements, hereditaments and appurtenances in the County of Van Buren, described as follows:

     Lot 3, EXCEPT Green Acres, ALSO EXCEPT beginning at the Northeast corner of Lot 1 of Wait Subdivision; thence Northerly along the 1/8 line, 132 feet; thence Southwesterly to the Southeast corner of Lot 13 of said Green Acres; thence continuing Southwesterly along the lot line to the Southwest corner of said Lot 13; thence Southerly along the road to the Northwest corner of Lot 2 of Wait Subdivision; thence Northeasterly along the Northerly line of said Lots 1 and 2 to the place of beginning.

     SECTION 9.  The Company is a transmitting utility under
Section 9401(5) of the Michigan Uniform Commercial Code
(M.C.L. 440.9401(5)) as defined in M.C.L. 440.9105(n).

     IN WITNESS WHEREOF, said Consumers Energy Company has caused this Supplemental Indenture to be executed in its corporate name by its Chairman of the Board, President, a Vice President or its Treasurer and its corporate seal to be hereunto affixed and to be attested by its Secretary or an Assistant Secretary, and said The Chase Manhattan Bank, as Trustee as aforesaid, to evidence its acceptance hereof, has caused this Supplemental Indenture to be executed in its corporate name by an Assistant Vice President and its corporate seal to be hereunto affixed and to be attested by a Trust Officer, in several counterparts, all as of the day and year first above written.

                                      CONSUMERS ENERGY COMPANY


(SEAL)                                By  /s/ A.M. Wright
                                          ___________________________
                                          Alan M. Wright
Attest:                                   Senior Vice President and
                                            Chief Financial Officer

/s/ Joyce H. Norkey
____________________________
Joyce H. Norkey
Assistant Secretary


Signed, sealed and delivered
by CONSUMERS ENERGY COMPANY
in the presence of


/s/ Kimberly A. Connelly
____________________________
   Kimberly A. Connelly


/s/ Janet Sanders
____________________________
   Janet Sanders


STATE OF MICHIGAN      )
                         ss.
COUNTY OF JACKSON      )

        The foregoing instrument was acknowledged before me this 10th day of February, 1998, by Alan M. Wright, Senior Vice President and Chief Financial Officer of CONSUMERS ENERGY COMPANY, a Michigan corporation, on behalf of the corporation.


                                      /s/ Renee E. Stephens
                                      ______________________________
                                      Notary Public
[Seal]                                Jackson County, Michigan
                                      My Commission Expires:  3-5-99

                                      THE CHASE MANHATTAN BANK, AS TRUSTEE



(SEAL)                                By  /s/ G. Mc Farlane
                                          _________________________________
                                          G. McFarlane
                                          Vice President

Attest:


/s/ Wanda Eiland
    ____________________________

    Trust Officer
    Wanda Eiland



Signed, sealed and delivered
by THE CHASE MANHATTAN BANK
in the presence of


/s/ Glenn G.McKeever
    ____________________________
    Glenn G. McKeever


/s/ A. Agard
    ____________________________
    A. Agard




STATE OF NEW YORK      )
                         ss.
COUNTY OF NEW YORK     )

        The foregoing instrument was acknowledged before me this 10th day of February, 1998, by G. McFarlane, a Vice President of THE CHASE
MANHATTAN BANK, a New York corporation, on behalf of the corporation.


                                          /s/ Emily Fayan
                                          ________________________________
                                           Emily Fayan, Notary Public
[Seal]                                     New York County, New York
                                           My Commission Expires:  12/31/99


Prepared by:
Kimberly A. Connelly
212 West Michigan Avenue
Jackson, MI 49201